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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Liberty Media Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

April 19, 2013

Dear Stockholder:

        You are cordially invited to attend our 2013 annual meeting of stockholders to be held at 10:45 a.m., local time, on June 4, 2013, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, CO 80112.

        At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.

        Thank you for your continued support and interest in our company.

Very truly yours,

Gregory B. Maffei
President and Chief Executive Officer

        The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 25, 2013, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 4, 2013

        NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Media Corporation (Liberty Media) to be held at 10:45 a.m., local time, on June 4, 2013, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, CO 80112, telephone (720) 852-7700, to consider and vote on:

  1.
  A proposal to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our board until the 2016 annual meeting of stockholders or their earlier resignation or removal (the election of directors proposal);

  2.
  A proposal to adopt the Liberty Media Corporation 2013 Incentive Plan (the incentive plan proposal);

  3.
  A proposal to adopt the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan (the director plan proposal); and

  4.
  A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013 (the auditors ratification proposal).

        You may also be asked to consider and vote on such other business as may properly come before the annual meeting.

        Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on April 10, 2013, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices in Englewood, Colorado for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting.

        We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

        Our board of directors has unanimously approved each proposal and recommends that you vote "FOR" the election of each director nominee and "FOR" each of the incentive plan proposal, the director plan proposal and the auditors ratification proposal.

        Votes may be cast in person at the annual meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.

        YOUR VOTE IS IMPORTANT.    Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.

By order of the board of directors,

Pamela L. Coe
Vice President, Deputy General Counsel and Secretary

Englewood, Colorado
April 19, 2013

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

i

ii

LIBERTY MEDIA CORPORATION

a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

        We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our 2013 Annual Meeting of Stockholders to be held at 10:45 a.m., local time, at the corporate offices of Starz, 8900 Liberty Circle, Englewood CO, 80112 on June 4, 2013, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LMCA), and Series B common stock, par value $0.01 per share (LMCB). We refer to LMCA and LMCB together as our common stock.

THE ANNUAL MEETING

Notice and Access of Proxy Materials

        We have elected, in accordance with the Securities and Exchange Commission's "Notice and Access" rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 25, 2013. The proxy materials will first be made available to our stockholders on or about the same date.

        The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet or by telephone. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.

Electronic Delivery

        Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Beneficial holders may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. You may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at 866-367-6355 (outside the United States 1-781-575-3400). Stockholders who hold shares through a bank, brokerage firm or other nominee may request electronic access by contacting their nominee.

Time, Date and Place

        The annual meeting of the stockholders is to be held at 10:45 a.m., local time, on June 4, 2013, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, CO 80112.

 Purpose

        At the annual meeting, you will be asked to consider and vote on each of the following:

  •
  the election of directors proposal, to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our board until the 2016 annual meeting of stockholders or their earlier resignation or removal;

  •
  the incentive plan proposal, to approve the Liberty Media Corporation 2013 Incentive Plan;

  •
  the director plan proposal, to approve the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan; and

  •
  the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013.

        You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.

Quorum

        In order to carry on the business of the annual meeting, a quorum must be present. This means that at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date for the annual meeting must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if your proxy indicates that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) nevertheless will be treated as present for purposes of determining the presence of a quorum. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

Who May Vote

        Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 10, 2013 (such date and time, the record date for the annual meeting), may vote at the annual meeting or at any adjournment or postponement thereof.

Votes Required

        Each director nominee who receives a plurality of the affirmative votes of the outstanding shares of our common stock that are entitled to vote at the annual meeting and are voted in person or by proxy, voting together as a single class, will be elected to office.

        Approval of each of the incentive plan proposal, the director plan proposal and the auditors ratification proposal requires the affirmative vote of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

Votes You Have

        At the annual meeting, holders of shares of LMCA will have one vote per share and holders of shares of LMCB will have ten votes per share, in each case, that our records show are owned as of the record date.

 Shares Outstanding

        As of the record date, an aggregate of 110,616,431 shares of LMCA and 9,876,578 shares of LMCB were issued and outstanding and entitled to vote at the annual meeting.

Number of Holders

        There were, as of the record date, approximately 1,600 and 100 record holders of LMCA and LMCB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

Voting Procedures for Record Holders

        Holders of record of our common stock as of the record date may vote in person at the annual meeting. Alternatively, they may submit a proxy by telephone or through the Internet or they may complete, sign and return a paper proxy card. Instructions for voting by telephone or through the Internet and how to obtain a paper proxy card are printed on the Notice. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    It is recommended that you vote by telephone, through the Internet or by mail even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

        If you submit a proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted "FOR" the approval of that proposal.

        If you submit a proxy in which you indicate that you abstain from voting as to a proposal, it will have no effect if the proposal is the election of directors proposal, and it will have the same effect as a vote "AGAINST" any of the other proposals.

        If you do not submit a proxy or you do not vote in person at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (assuming a quorum is present).

Voting Procedures for Shares Held in Street Name

        General.    If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to vote your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.

        Effect of Broker Non-Votes.    Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.

 Revoking a Proxy

        If you submitted a proxy prior to the start of the annual meeting, you may change your vote by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Media Corporation, c/o Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on June 4, 2013.

        Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.

        If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Solicitation of Proxies

        We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We will pay the cost of soliciting these proxies. We will also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.

Other Matters to Be Voted on at the Annual Meeting

        Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise in your proxy. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. All of such information is based on publicly available filings. In January 2013, our former parent company, Starz (formerly known as Liberty Media Corporation, Old LMC), completed the spin-off of our company (the LMC Spin-Off) through the distribution, by means of a dividend, of shares of our common stock to holders of Old LMC's common stock. In this distribution, each holder of a share of Old LMC common stock received one share of the corresponding series of our common stock. Therefore, for purposes of the presentation below, we have assumed that the shares of Old LMC beneficially owned by each person or entity appearing in the table below (with the exception of Mr. Malone and Mr. Bennett) reflect shares of our common stock beneficially owned by each such person or entity following the LMC Spin-Off, except as otherwise described in the publicly available filings of each such person or entity.

        The security ownership information is given as of February 28, 2013 and, in the case of percentage ownership information, is based upon (1) 110,744,899 LMCA shares and (2) 9,880,738 LMCB shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class (%)	Voting Power (%)
John C. Malone	LMCA	2,458,434	(1)	2.2	43.1
12300 Liberty Boulevard	LMCB	8,777,326	(1)	88.8
Englewood, CO 80112
Robert R. Bennett	LMCA	13,964	(2)	*	3.2
12300 Liberty Boulevard	LMCB	678,015	(2)	6.9
Englewood, CO 80112
Comcast QVC, Inc.	LMCA	6,762,579	(3)	6.1	3.2
c/o Comcast Corporation	LMCB	—		—
One Comcast Center
Philadelphia, PA 19103
Horizon Kinetics LLC	LMCA	6,175,074	(4)	5.6	3.0
470 Park Avenue South, 4th Floor South	LMCB	—		—
New York, NY 10016
S.A.C. Capital Advisors, L.P.	LMCA	5,911,262	(5)	5.3	2.8
77 Cummings Point Road	LMCB	—		—
Stamford, CT 06902
Gates Capital Management, Inc.	LMCA	5,953,817	(6)	5.4	2.8
1177 Ave. of the Americas, 32nd Floor	LMCB	—		—
New York, NY 10036

*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in "—Security Ownership of Management."

(2)
Information with respect to shares of our common stock beneficially owned by Mr. Bennett, a director of our company, is also set forth in "—Security Ownership of Management."

(3)
Based on Amendment No. 1 to Schedule 13G, dated February 14, 2012, filed by Comcast QVC, Inc., Comcast Programming Holdings, Inc., Comcast Holdings Corporation and Comcast Corporation, which states that each of such entities has shared voting power and dispositive power over such shares.

(4)
Based on Schedule 13G, dated January 23, 2012, filed by Horizon Kinetics LLC (Horizon), which states that Horizon has sole dispositive and sole voting power over such shares.

(5)
Based on Schedule 13G, dated January 28, 2013, filed by S.A.C. Capital Advisors, L.P. (SAC LP), S.A.C. Capital Advisors, Inc. (SAC Inc.), S.A.C. Capital Associates, LLC (SAC LLC), CR Intrinsic Investors, LLC (CR Intrinsic) and Steven A. Cohen, which states that (i) SAC LP and SAC Inc. have shared voting power and dispositive power over 5,911,262 of such shares, (ii) SAC LLC has shared voting power and dispositive power over 5,909,200 of such shares, (iii) CR Intrinsic and Mr. Cohen have shared voting and dispositive power over 400,000 of such shares and (iv) Mr. Cohen has shared voting power and dispositive power over 5,911,262 of such shares. Each of SAC LP, SAC Inc., CR Intrinsic and Mr. Cohen disclaims beneficial ownership of such shares, and SAC LLC disclaims beneficial ownership of shares held by CR Intrinsic.

(6)
Based on Schedule 13G, dated January 14, 2013, filed by Gates Capital Management, Inc., Gates Capital Partners, L.P., ECF Value Fund, L.P., ECF Value Fund II, L.P., ECF Value Fund International, Ltd. and Jeffrey L. Gates, which states that each of such entities or persons has shared voting power and dispositive power over such shares.

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each of our directors and named executive officers and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LMCA and LMCB) and (2) the Common Stock, par value $0.001 per share (SIRI), of Sirius XM Radio Inc. (Sirius XM), in which we hold a controlling interest. The security ownership information with respect to our common stock is given as of February 28, 2013, and, in the case of percentage ownership information, is based upon (1) 110,744,899 LMCA shares and (2) 9,880,738 LMCB shares, in each case, outstanding on that date. The security ownership information with respect to SIRI is given as of February 1, 2013, and, in the case of percentage ownership information, is based on 6,558,986,663 SIRI shares outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.

        Shares of restricted stock that have been granted pursuant to our incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2013, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LMCB, though convertible on a one-for-one basis into shares of LMCA, are reported as beneficial ownership of LMCB only, and not as beneficial ownership of LMCA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

        The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of February 28, 2013. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
		(In thousands)
John C. Malone	LMCA	2,458	(1)(2)(3)(4)(5)	2.2	43.1
Chairman of the Board	LMCB	8,777	(1)(2)(6)	88.8
	SIRI	267	(7)	*	*
Gregory B. Maffei	LMCA	2,504	(5)(8)(9)(10)	2.2	1.2
President, Chief Executive Officer	LMCB	—		—
and Director	SIRI	267	(7)	*	*
Robert R. Bennett	LMCA	14	(8)(9)	*	3.3
Director	LMCB	678	(11)	7.0
	SIRI	—		—	—
Donne F. Fisher	LMCA	35	(8)(9)	*	*
Director	LMCB	38		*
	SIRI	—		—	—
M. Ian G. Gilchrist	LMCA	1		*	*
Director	LMCB	—		—
	SIRI
Evan D. Malone	LMCA	9	(8)(9)	*	*
Director	LMCB	—		—
	SIRI	—		—	—
David E. Rapley	LMCA	4	(9)	*	*
Director	LMCB	—		—
	SIRI	—		—	—
Larry E. Romrell	LMCA	18	(9)	*	*
Director	LMCB	**		*
	SIRI	—		—	—
Andrea L. Wong	LMCA	3	(9)	*	*
Director	LMCB	—		—
	SIRI	—		—	—
Charles Y. Tanabe(12)	LMCA	142	(5)(8)(9)	*	*
Former Executive Vice President and	LMCB	—		—
General Counsel	SIRI	—		—	—
Albert E. Rosenthaler	LMCA	88	(5)(8)(9)	*	*
Senior Vice President	LMCB	—		—
	SIRI	—		—	—
Christopher W. Shean	LMCA	78	(5)(8)(9)	*	*
Senior Vice President and Chief	LMCB	—		—
Financial Officer	SIRI	—		—	—
All directors and executive officers as a group (13 persons)(13)	LMCA	5,375	(1)(2)(3)(4)(5)(8)(9)(10)	4.8	47.7
	LMCB	9,493	(1)(2)(6)(11)	96.1
	SIRI	534	(7)	*	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 101,778 LMCA shares and 230,564 LMCB shares held by Mr. Malone's wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 34,759 shares of LMCA and 124,145 shares of LMCB held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(3)
Includes 1,670,413 shares of LMCA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity to Mr. Malone and 94,881 shares of LMCA pledged to Bank of America (BoA) in connection with a loan facility extended by BoA to Mr. Malone.

(4)
Includes 250,000 shares of LMCA held by The Malone Family Land Preservation Foundation and 306,500 shares of LMCA held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(5)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

LMCA
John C. Malone	103
Gregory B. Maffei	11,808
Charles Y. Tanabe	1,510
Albert E. Rosenthaler	2,143
Christopher W. Shean	4,178

Total	19,742

(6)
Includes 490,597 shares of LMCB held by a trust with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(7)
Represents beneficial ownership of shares that may be acquired upon exercise of stock options exercisable within 60 days after February 1, 2013.

(8)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options and stock appreciation rights exercisable within 60 days after February 28, 2013.

LMCA
Gregory B. Maffei	743,633
Robert R. Bennett	6,877
Donne F. Fisher	12,753
Evan D. Malone	5,581
Charles Y. Tanabe	14,708
Albert E. Rosenthaler	7,847
Christopher W. Shean	7,847

Total	799,246

(9)
Includes restricted shares, none of which has vested, as follows:

LMCA
Gregory B. Maffei	813,647
Robert R. Bennett	1,895
Donne F. Fisher	795
Evan D. Malone	795
David E. Rapley	1,895
Larry E. Romrell	795
Andrea L. Wong	1,895
Richard N. Baer	19,372
Charles Y. Tanabe	114,449
Albert E. Rosenthaler	61,038
Christopher W. Shean	61,038

Total	1,077,614

(10)
Includes 34,545 shares of LMCA held by the Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(11)
Includes 19,623 LMCB shares owned by Hilltop Investments, LLC, which is jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(12)
Mr. Tanabe ceased serving as our Executive Vice President and General Counsel effective December 31, 2012.

(13)
Includes ownership of our common stock by Richard N. Baer, our Senior Vice President and General Counsel since January 1, 2013.

Changes in Control

        We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS OF OUR BOARD

        The following proposals will be presented at the annual meeting by our board of directors.

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

        Our board of directors currently consists of nine directors, divided among three classes. Our Class III directors, whose term will expire at the annual meeting, are John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist. These directors are nominated for election to our board to continue to serve as Class III directors, and we have been informed that each of Messrs. Malone, Bennett and Gilchrist are willing to continue to serve as directors of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2016. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2014, are Evan D. Malone, David E. Rapley and Larry E. Romrell. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2015, are Donne F. Fisher, Gregory B. Maffei and Andrea L. Wong.

        If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.

        The following lists the three nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person's professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director, as of February 28, 2013, is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

  Nominees for Election as Directors

  John C. Malone

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  Age:  72

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  Chairman of the Board and a director of our company.

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  Professional Background:  Mr. Malone has served as the Chairman of the Board of our company (including our predecessor) since August 2011 and as a director since December 2010. Mr. Malone served as the Chief Executive Officer of Liberty Interactive Corporation (including its predecessors, Liberty Interactive) from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI) from November 1996 until March 1999, when it was acquired by AT&T Corp. (AT&T), and as Chief Executive Officer of TCI from January 1994 to March 1997.

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  Other Public Company Directorships:  Mr. Malone has served as a director and Chairman of the Board of Liberty Interactive since 1994 and as Chairman of the Board of Liberty Global, Inc. (LGI) since June 2005. Previously, he served as Chairman of the Board of LGI's predecessor Liberty Media International, Inc. (LMI) from March 2004 to June 2005 and a director of UnitedGlobalCom, Inc. (UGC), now a subsidiary of LGI, from January 2002 to June 2005. He has served as (i) a director of Discovery Communications, Inc. (Discovery) since September 2008 and served as a director of Discovery's predecessor, Discovery Holding Company (DHC) from May 2005 to September 2008, and as Chairman of the Board from March 2005 to September 2008, (ii) a director of Sirius XM since April 2009 and (iii) a director of Expedia, Inc. since December 2012, having previously served as a director from August 2005 to November 2012. Previously, he served as (i) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (ii) a director of Live Nation Entertainment, Inc. (Live Nation) from January 2010 to February 2011, (iii) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (iv) a director of IAC/InterActive Corp from May 2006 to June 2010.

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  Board Membership Qualifications:  Mr. Malone, as President of TCI, co-founded Liberty Interactive's former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

  Robert R. Bennett

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  Age:  55

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  A director of our company.

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  Professional Background:  Mr. Bennett has served as a director of our company (including our predecessor) since September 2011. Mr. Bennett serves as Managing Director of Hilltop Investments LLC, a private investment company. Mr. Bennett served as the Chief Executive Officer of Liberty Interactive from April 1997 to August 2005 and its President from April 1997 to February 2006 and held various executive positions with Liberty Interactive from 1994 to 1997.

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  Other Public Company Directorships:  Mr. Bennett served as a director of Liberty Interactive from September 1994 to December 2011. He has served as a director of Discovery since September 2008 and served as a director of its predecessor, DHC, from May 2005 to September 2008. Mr. Bennett also served as a director of LMI, from March 2004 to June 2005 and as a director of UGC, now a subsidiary of LGI, from January 2002 to June 2005. Mr. Bennett has served as a director of Sprint Nextel Corporation since October 2006 and Demand Media, Inc. since January 2011.

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  Board Membership Qualifications:  Mr. Bennett brings to our board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with Liberty Interactive, especially as a past CEO and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

  M. Ian G. Gilchrist

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  Age:  63

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  A director of our company.

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  Professional Background:  Mr. Gilchrist has served as a director of our company (including our predecessor) since September 2011. Mr. Gilchrist held various officer positions including Managing Director at Citigroup/Salomon Brothers from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982. Previously, he worked in the venture capital field and as an investment analyst.

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  Other Public Company Directorships:  Mr. Gilchrist has served as a director of Liberty Interactive since July 2009.

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  Board Membership Qualifications:  Mr. Gilchrist's field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our board significant financial expertise and a unique perspective on the company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

  Directors Whose Term Expires in 2014

  Evan D. Malone

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  Age:  42

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  A director of our company.

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  Professional Background:  Dr. Malone has served as a director of our company (including our predecessor) since September 2011. He has served as President of NextFab Studio, LLC, a high-tech workshop offering technical training, consulting, and product design and prototyping services, since June 2009 and has been an engineering consultant for more than the past five years. Since January 2008, Dr. Malone has served as the owner and manager of a real estate property and management company, 1525 South Street LLC. During 2008, Dr. Malone also served as a post-doctoral research assistant at Cornell University and an engineering consultant with Rich Food Products, a food processing company. Dr. Malone has served as co-owner and director of Drive Passion PC Services, CC, an Internet café, telecommunications and document services company, in South Africa since 2007 and served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001. He also is a founding member of Jet Wine Bar, a wine bar, and Rex 1516, a restaurant, both in Philadelphia.

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  Other Public Company Directorships:  Dr. Malone has served as a director of Liberty Interactive since August 2008.

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  Board Membership Qualifications:  Dr. Malone, our company's youngest director, brings an applied science and engineering perspective to the board. Dr. Malone's perspectives assist the board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the board in evaluating strategic opportunities.

  David E. Rapley

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  Age:  71

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  A director of our company.

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  Professional Background:  Mr. Rapley has served as a director of our company (including our predecessor) since September 2011. Mr. Rapley founded Rapley Engineering Services, Inc. (RESI) and served as its CEO and President from 1985 to 1998. Mr. Rapley also served as Executive Vice President of Engineering of VECO Corp. Alaska (a company that acquired RESI in 1998) from January 1998 to December 2001. Mr. Rapley has served as the President and Chief Executive Officer of Rapley Consulting, Inc. since January 2000.

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  Other Public Company Directorships:  Mr. Rapley has served as a director of Liberty Interactive since July 2002, having previously served as a director during 1994. He has served as a director of LGI since June 2005 and served as a director of its predecessor, LMI, from May 2004 to June 2005.

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  Board Membership Qualifications:  Mr. Rapley brings to our board the unique perspective of his lifelong career as an engineer. The industries in which our company competes are heavily dependent on technology, which continues to change and advance. Mr. Rapley's perspectives assist the board in adapting to these changes and developing strategies for our businesses.

  Larry E. Romrell

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  Age:  73

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  A director of our company.

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  Professional Background:  Mr. Romrell has served as a director of our company (including our predecessor) since September 2011. Mr. Romrell held numerous executive positions with TCI from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc.

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  Other Public Company Directorships:  Mr. Romrell has served as a director of Liberty Interactive since December 2011, having previously served as a director from March 1999 to September 2011. He has served as a director of LGI since June 2005 and served as a director of its predecessor, LMI, from May 2004 to June 2005.

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  Board Membership Qualifications:  Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

  Directors Whose Term Expires in 2015

  Donne F. Fisher

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  Age:  74

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  A director of our company.

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  Professional Background:  Mr. Fisher has served as a director of our company (including our predecessor) since September 2011. Mr. Fisher has served as President of Fisher Capital Partners, Ltd., a venture capital partnership, since December 1991. Mr. Fisher also served as Executive Vice President of TCI from January 1994 to January 1996 and served as a consultant to TCI, including its successors AT&T Broadband LLC and Comcast Corporation, from 1996 to December 2005.

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  Other Public Company Directorships:  Mr. Fisher served as a director of General Communication, Inc. from 1980 to December 2005, as a director of LMI from May 2004 to June 2005 and as a director of Liberty Interactive from October 2001 to September 2011. Mr. Fisher was also Chairman of the Board of General Communication, Inc. from June 2002 to December 2005.

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  Board Membership Qualifications:  Mr. Fisher brings extensive industry experience to our company's board and a critical perspective on its business, having held several executive positions over many years with TCI and having previously served as a director of Liberty Interactive. In addition, Mr. Fisher's financial expertise includes a focus on venture capital investment, which is different from the focus of our company's other board members and helpful to our board in formulating investment objectives and determining the growth potential of businesses both within our company and those that the board evaluates for investment purposes.

  Gregory B. Maffei

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  Age:  52

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  Chief Executive Officer, President and a director of our company.

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  Professional Background:  Mr. Maffei has served as a director and the President and Chief Executive Officer of our company (including our predecessor) since May 2007. He has served as the President and Chief Executive Officer of Liberty Interactive since February 2006 and as a director since November 2005. He also served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation, Chairman, President and Chief Executive Officer of 360networks Corporation, and Chief Financial Officer of Microsoft Corporation.

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  Other Public Company Directorships:  Mr. Maffei has served as the Chairman of the Board and a director of Starz since January 2013. He has served as the Chairman of the Board of Sirius XM since April 2013 and as a director since March 2009. Mr. Maffei has also served as the Chairman of the Board of Live Nation since March 2013 and as a director since February 2011. He has served as the Chairman of the Board of TripAdvisor, Inc. (TripAdvisor) since February 2013. Mr. Maffei has also served as a director of (i) Electronic Arts, Inc. since June 2003, (ii) Zillow, Inc. since May 2005, (iii) Liberty Interactive since November 2005 and (iv) Barnes & Noble, Inc. since September 2011. Mr. Maffei served as a director of DIRECTV and its predecessors from February 2008 to June 2010.

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  Board Membership Qualifications:  Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Liberty Interactive, Oracle Corporation, 360networks Corporation and Microsoft Corporation and his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

  Andrea L. Wong

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  Age:  46

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  A director of our company.

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  Professional Background:  Ms. Wong has served as a director of our company (including our predecessor) since September 2011. Ms. Wong has served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment since September 2011. She previously served as President and CEO of Lifetime Entertainment Services from 2007 to April 2010. Ms. Wong also served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007.

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  Other Public Company Directorships:  Ms. Wong has served as a director of Liberty Interactive since April 2010.

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  Board Membership Qualifications:  Ms. Wong brings to our board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our board.

 Vote and Recommendation

        A plurality of the affirmative votes of the outstanding shares of our common stock that are entitled to vote at the annual meeting and are voted in person or by proxy, voting together as a single class, is required to elect each of Messrs. Malone, Bennett and Gilchrist as Class III members of our board of directors.

        Our board of directors unanimously recommends a vote "FOR" the election of each nominee to our board of directors.

 PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL

Liberty Media Corporation 2013 Incentive Plan

        The following is a description of the material provisions of the Liberty Media Corporation 2013 Incentive Plan (the incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

        The incentive plan is administered by the compensation committee of our board of directors. Our board of directors previously approved the incentive plan in connection with the LMC Spin-Off in January 2013. The incentive plan is designed to provide additional remuneration to eligible employees and independent contractors for services rendered and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce independent contractors to provide services to us. Employees (including officers and directors) of, and independent contractors providing services to, our company or any of our subsidiaries, will be eligible to participate and may be granted awards under the incentive plan. Awards may be made to any such employee or independent contractor who holds or has held awards under the incentive plan or under any other plan of our company or any of our affiliates. The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees or contractors of our subsidiaries are granted awards. Therefore, we cannot predict the number of future award recipients.

        Under the incentive plan, the compensation committee may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing (as used in this description of the incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the incentive plan is 25,000,000, subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, no person will be granted in any calendar year awards under the incentive plan covering more than 8,000,000 shares of our common stock, subject to anti-dilution and other adjustment provisions of the incentive plan. In addition, no person may receive payment for cash awards during any calendar year aggregating in excess of $10 million.

        Shares of our common stock issuable pursuant to awards made under the incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs the terms of which provide for settlement in cash, and (iii) any award of restricted shares or restricted stock units that shall be forfeited prior to becoming vested, will once again be available for issuance under the incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not be again made available for issuance under the incentive plan.

        Subject to the provisions of the incentive plan, the compensation committee will be authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the incentive plan and to take such other action in connection with or in relation to the incentive plan as it deems necessary or advisable.

        Stock Options.    Non-qualified stock options awarded under the incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the incentive plan. Options granted under the incentive plan will generally be non-transferable, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

        Stock Appreciation Rights.    A SAR awarded under the incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible employee or independent contractor (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant agreement. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. SARs granted under the incentive plan will generally be non-transferable, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

        Restricted Shares and Restricted Stock Units.    Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.

        A restricted stock unit is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award restricted stock units based upon the fair market value of shares of any series of our common stock under the incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of restricted stock units, including whether the holder will be entitled to dividend equivalent payments with respect to the restricted stock units. Restricted stock units will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by restricted stock unit awards until such shares are issued to the holder at the end of the restriction period. Awards of restricted stock units or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.

        Upon the applicable vesting date, all or the applicable portion of restricted shares or restricted stock units will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or restricted stock units will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or restricted stock units will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or restricted stock units that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).

        Cash Awards.    The compensation committee will also be authorized to provide for the grant of cash awards under the incentive plan. A cash award is a bonus paid in cash that may be based upon the attainment of one or more performance goals over a performance period established by the compensation committee. The terms, conditions and limitations applicable to any cash awards will be determined by the compensation committee.

        Performance Awards.    At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. Cash awards shall be designated as performance awards. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements, based upon any one or more of the following business criteria:

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  increased revenue;

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  net income measures (including income after capital costs and income before or after taxes);

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  stock price measures (including growth measures and total stockholder return);

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  price per share of our common stock;

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  market share;

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  earnings per share (actual or targeted growth);

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  earnings before interest, taxes, depreciation and amortization (EBITDA);

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  operating income before depreciation and amortization (OIBDA);

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  economic value added (or an equivalent metric);

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  market value added;

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  debt to equity ratio;

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  cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

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  return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

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  operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

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  expense measures (including overhead costs and general and administrative expense);

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  margins;

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  stockholder value;

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  total stockholder return;

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  proceeds from dispositions;

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  total market value; and

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  corporate values measures (including ethics compliance, environmental and safety).

        Performance measures may apply to the award recipient, to one or more business units, divisions or subsidiaries of our company or an applicable sector of our company, or to our company as a whole. Goals may also be based on performance relative to a peer group of companies. If the compensation committee intends for the performance award to be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code, the applicable performance goals must be established (1) no later than 90 days after the commencement of the period of service to which the performance goals relate and (2) prior to the completion of 25% of such period of service. The compensation committee will have no discretion to modify or waive such performance goals to increase the amount of compensation payable that would otherwise be due upon attainment of the goal, unless the applicable award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant agreement provides for such discretion. Section 162(m) of the Code generally disallows deductions for compensation in excess of $1 million for some executive officers unless the awards meet the requirements for being performance-based.

        Awards Generally.    Awards under the incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the incentive plan may be shares of LMCA and LMCB as provided in the relevant grant, the closing prices of which shares were $109.39 and $108.04, respectively, as of April 17, 2013. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and restricted stock units will lapse, unless individual agreements state otherwise. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder's termination of employment with our company, of any unvested options, SARs, restricted stock units or restricted shares and the period during which any vested options and SARs must be exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date, (2) if the holder's service terminates by reason of death or disability (as defined in the incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder's service for "cause" (as defined in the incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, restricted stock units, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder's service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and restricted stock units will lapse and become fully vested, unless individual agreements state otherwise.

        Adjustments.    The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the incentive plan) for which other provisions are made pursuant to the incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code.

        Amendment and Termination.    The incentive plan will terminate on the fifth anniversary of the plan's effective date (which was January 11, 2013) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.

U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan

Consequences to Participants

        The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the incentive plan and with respect to the sale of any shares of our common stock acquired under the incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the incentive plan.

        Non-Qualified Stock Options; SARs.    Holders will not realize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.

        Under current rulings, if a holder transfers previously held ordinary shares in satisfaction of part or all of the exercise price of a non-qualified stock option, the holder will recognize income with respect to the shares received, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the non-qualified stock option exercise price. Moreover, that number of shares received upon exercise that equals the number of previously held shares surrendered in satisfaction of the non-qualified stock option will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option exercise price. Any additional shares received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the holder, plus, the amount of ordinary income recognized by the holder with respect to the shares received.

        Cash Awards; Restricted Stock Units; Restricted Shares.    A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed under "Executive Compensation—Compensation Discussion & Analysis—Deductibility of Executive Compensation". A holder will not have taxable income upon the grant of a restricted stock unit but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed under "Executive Compensation—Compensation Discussion & Analysis—Deductibility of Executive Compensation."

        Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder's income in the year in which that amount is so included, subject to certain limits on deductibility discussed under "Executive Compensation—Compensation Discussion & Analysis—Deductibility of Executive Compensation."

        A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividend equivalents that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.

        Certain Tax Code Limitations on Deductibility.    In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of qualified performance-based compensation. In certain cases, we may determine it is in our interests to not satisfy the requirements for the qualified performance-based exception.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the incentive plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

New Plan Benefits

        Except as otherwise described below, due to the nature of the incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the incentive plan.

        Prior to the date of this proxy statement, we have not granted any awards under the incentive plan with respect to shares of our common stock to our employees. As a result, 25,000,000 shares of our common stock are available for future grants.

Vote and Recommendation

        The affirmative vote of a majority of the aggregate voting power of the shares of our common stock, outstanding on the record date, that are present in person or by proxy, voting together as a single class, is required to approve the incentive plan proposal.

        Our board of directors unanimously recommends a vote "FOR" the approval of the Liberty Media Corporation 2013 Incentive Plan.

PROPOSAL 3—THE DIRECTOR PLAN PROPOSAL

Liberty Media Corporation 2013 Nonemployee Director Incentive Plan

        General.    The following is a description of the material provisions of the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan (the director plan). The summary that follows is not intended to be complete, and we refer you to the copy of the director plan set forth as Annex B to this proxy statement for a complete statement of its terms and provisions.

        The director plan is administered by the full board of directors. The board of directors previously approved the director plan in connection with the LMC Spin-Off. The board has the full power and authority to grant eligible nonemployee directors the awards described below and determine the terms and conditions under which any awards are made, and may delegate certain administrative duties to our employees. The director plan is designed to provide our company's nonemployee directors with additional remuneration for services rendered, to encourage their investment in our company's common stock and to aid in attracting persons of exceptional ability to become nonemployee directors.

        Under the director plan, the board may grant stock options, SARs, restricted shares, restricted stock units, any combination of the foregoing or cash under the director plan, and nonemployee directors may elect to receive stock in lieu of cash compensation otherwise payable to the director (as used in this description of the director plan, collectively, awards). Only nonemployee members of our board of directors are eligible to receive awards under the director plan. The maximum number of shares of any series of our common stock with respect to which awards may be issued under the director plan is 1,500,000, subject to anti-dilution and other adjustment provisions under the director plan.

        Shares of our common stock will be made available from either our authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased in the open market. Shares of our common stock that are subject to (1) any award that expires, terminates or is annulled for any reason without having been exercised, (2) any award of any SARs the terms of which provide for settlement in cash, and (3) any award of restricted shares or restricted stock units that shall be forfeited prior to becoming vested, will once again be available for issuance under the director plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not be again made available for issuance under the director plan.

        Subject to the provisions of the director plan, the board of directors will be authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the director plan and to take such other action in connection with or in relation to the director plan as it deems necessary or advisable.

        Options.    Non-qualified stock options awarded under the director plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the director plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The board of directors will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note (to the extent permissible under applicable law), in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the director plan. Options granted under the director plan will generally be non-transferable, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

        Stock Appreciation Rights.    A SAR awarded under the director plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted in the form of a tandem SAR or a free standing SAR. Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant agreement. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. SARs granted under the director plan will generally be non-transferable, except as permitted by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

        Restricted Shares and Restricted Stock Units.    Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The board of directors will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) information on retained distributions, (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.

        A restricted stock unit is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or its cash equivalent, subject to a restriction period or forfeiture conditions. The board of directors will be authorized to award restricted stock units based upon the fair market value of shares of any series of our common stock under the director plan. The board of directors will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of restricted stock units, including whether the holder will be entitled to dividend equivalent payments with respect to the restricted stock units. Restricted stock units will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by restricted stock unit awards until such shares are issued to the holder at the end of the restriction period. Awards of restricted stock units or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.

        Upon the applicable vesting date, all or the applicable portion of restricted shares or restricted stock units will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or restricted stock units will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or restricted stock units will become payable, all in accordance with the terms of the individual award agreement. The board of directors may permit a holder to elect to defer delivery of any restricted shares or restricted stock units that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Code.

        Stock in Lieu of Cash Compensation.    Nonemployee directors are entitled to certain cash fees for their service on our board of directors. These fees are generally paid quarterly in cash. Under the director plan, nonemployee directors may elect to receive shares of our common stock in lieu of all or a portion of their cash compensation. If a director has made an election to receive stock, then at the end of the quarter for which the fees are otherwise payable, the cash compensation will be converted into a number of shares of one or more series of our common stock based on the fair market value of the applicable series of our common stock on the last day of the quarter if such day is a trading day, or, if the last day of the quarter is not a trading day, on the first trading day following the close of the quarter. If on the date on which the shares would otherwise be purchased for the director there is a legal or exchange requirement that would prevent such purchase (such as a blackout period imposed under the Sarbanes-Oxley Act of 2002), then such purchase would be made on the first trading day after such restrictions are lifted. See "Director Compensation" for more information regarding director fees.

        A director's election to receive stock in lieu of cash must be made within a specified period prior to the end of the calendar quarter for which the fees will be earned and may be subject to conditions specified by our board, in its sole discretion. Once an election is made with respect to a particular calendar quarter, it may not be withdrawn or substituted unless our board determines, in its sole discretion, that the withdrawal or substitution is occasioned by an extraordinary or unanticipated event.

        Awards Generally.    Awards under the director plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the director plan may be shares of LMCA or LMCB as provided in the relevant grant, the closing prices of which shares were $109.39 and $108.04, respectively, on April 17, 2013. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the director plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and restricted stock units will lapse, unless individual agreements state otherwise. At the time an award is granted, the board of directors will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder's termination of service with our company, of any unvested options, SARs, restricted stock units or restricted shares and the period during which any vested options and SARs must be exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date, (2) if the holder's service terminates by reason of death or disability (as defined in the director plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder's service for "cause" (as defined in the director plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, restricted stock units, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder's service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and restricted stock units will lapse and become fully vested, unless individual agreements state otherwise.

        Amendment and Termination.    The director plan will terminate on the fifth anniversary of the effective date of the director plan (which was January 11, 2013), unless earlier terminated by the board of directors. The board of directors may suspend, discontinue, modify or amend the director plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.

Federal Income Tax Consequences of Awards Granted under the Director Plan

  Consequences to Participants

        The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the director plan and with respect to the sale of any shares of our common stock acquired under the director plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the director plan.

        Non-Qualified Stock Options; SARs.    Holders will not realize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.

        Under current rulings, if a holder transfers previously held ordinary shares in satisfaction of part or all of the exercise price of a non-qualified stock option, the holder will recognize income with respect to the shares received, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the non-qualified stock option exercise price. Moreover, that number of shares received upon exercise that equals the number of previously held shares surrendered in satisfaction of the non-qualified stock option will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option exercise price. Any additional shares received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the holder, plus, the amount of ordinary income recognized by the holder with respect to the shares received.

        Cash Awards; Restricted Stock Units; Restricted Shares.    A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes. A holder will not have taxable income upon the grant of a restricted stock unit but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes.

        Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder's income in the year in which that amount is so included.

        Dividend equivalents that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.

        Stock in Lieu of Cash Compensation.    A director will recognize ordinary income on the acquisition of shares in lieu of cash compensation in an amount equal to the fair market value of the shares received. On a subsequent sale or disposition, the director will recognize capital gain or loss in a manner similar to that described in the previous paragraph.

        Consequences to Our Company.    The grant of an award under the director plan will have no tax consequences to our company, except in the case of shares received in lieu of cash compensation, in which case our company will be entitled to a deduction equal to the value of the shares delivered to the director. Moreover, in general, the sale of any common stock acquired under the director plan will not have any tax consequences to our company. We generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the director plan, including in connection with the vesting of an award of restricted shares or restricted stock units or as the result of the exercise of a nonqualified stock option or SAR.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the director plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

New Plan Benefits

        Except as otherwise described below, due to the nature of the director plan and the discretionary authority afforded the board of directors in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the director plan.

        Prior to the date of this proxy statement, we have not granted any awards under the director plan with respect to shares of our common stock to our nonemployee directors. As a result, 1,500,000 shares of our common stock are available for future grants.

Vote and Recommendation

        The affirmative vote of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the director plan proposal.

        Our board of directors unanimously recommends a vote "FOR" the approval of the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan.

 PROPOSAL 4—THE AUDITORS RATIFICATION PROPOSAL

        We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013.

        Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2013.

        A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Audit Fees and All Other Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2012 and 2011 and fees billed for other services rendered by KPMG LLP.

	2012	2011
Audit fees	$2,100,000	2,025,000
Audit related fees(1)	613,000	463,000

Audit and audit related fees	2,713,000	2,488,000
Tax fees(2)	361,000	159,000

Total fees	$3,074,000	2,647,000

(1)
Audit related fees consist of professional consultations with respect to accounting issues affecting our financial statements, reviews of registration statements and issuance of consents, due diligence related to potential business combinations and audits of financial statements of certain employee benefits plans.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

        Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):

  •
  audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

  •
  audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

  •
  tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

        Notwithstanding the foregoing general pre-approval, if an individual project involving the provision of pre-approved services is expected to result in fees in excess of $100,000, or if individual projects under $100,000 are expected to total $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Donne F. Fisher currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.

        Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

        All services provided by our independent auditor during 2012 were approved in accordance with the terms of the pre-approval policy in place at Old LMC, which was substantially similar to the policy described above.

Vote and Recommendation

        The affirmative vote of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.

        Our board of directors unanimously recommends a vote "FOR" the auditors ratification proposal.

MANAGEMENT AND GOVERNANCE MATTERS

Executive Officers

        The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, and John C. Malone, our Chairman of the Board, who also serve as directors of our company and who are listed under "Proposals of Our Board—Proposal 1—The Election of Directors Proposal"), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below with our company include, where applicable, positions with our predecessors.

Name	Positions
Richard N. Baer Age: 56	Senior Vice President and General Counsel of our company since January 2013. Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.
Albert E. Rosenthaler Age: 53	A Senior Vice President of our company (including our predecessor) since May 2007. A Senior Vice President of Liberty Interactive since April 2002.
Christopher W. Shean Age: 47

A Senior Vice President of our company (including our predecessor) since May 2007 and the Chief Financial Officer since November 2011. The Controller of Old LMC from May 2007 to October 2011. A Senior Vice President of Liberty Interactive since January 2002 and the Chief Financial Officer since November 2011. The Controller of Liberty Interactive from October 2000 to October 2011 and a Vice President from October 2000 to January 2002.

        Our executive officers will serve in such capacities until the next annual meeting of our board of directors, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone who is the son of John C. Malone.

        During the past ten years, none of the above persons has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file. During the year ended December 31, 2012, our company did not have a class of equity securities registered pursuant to Section 12 of the Exchange Act. Thus, no report of ownership and changes in ownership were required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. With respect to our former parent company, Old LMC has reported that, during the year ended December 31, 2012, all Section 16(a) filing requirements applicable to Old LMC's officers, directors and greater than ten-percent beneficial owners were met with the exception of one Form 4 filed late by Robert R. Bennett, who was a director of Old LMC.

Code of Ethics

        We have adopted a code of ethics that applies to all of our employees, directors and officers, which constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of ethics is available on our website at www.libertymedia.com.

Director Independence

        It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows the Corporate Governance Rules of The Nasdaq Stock Market on the criteria for director independence.

        Our board of directors has determined that each of Robert R. Bennett, Donne F. Fisher, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.

Board Composition

        As described above under "Proposals of Our Board—Proposal 1—The Election of Directors Proposal", our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our board is also chronologically diverse with our members' ages spanning four decades. For more information on our policies with respect to board candidates, see "—Committees of the Board of Directors—Nominating and Corporate Governance Committee" below.

Board Leadership Structure

        Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.

Board Role in Risk Oversight

        The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee is responsible for overseeing the management of risks relating to our compensation arrangements with senior officers, and our nominating and corporate governance committee manages risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and includes input from our Internal Audit group.

Committees of the Board of Directors

  Executive Committee

        Our board of directors has established an executive committee, whose members are John C. Malone, Gregory B. Maffei and Robert R. Bennett. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

  Compensation Committee

        Our board of directors has established a compensation committee, whose chairman is M. Ian G. Gilchrist and whose other members are Donne F. Fisher, David E. Rapley and Andrea L. Wong. See "—Director Independence" above.

        The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers. The compensation committee also reviews and approves the compensation of all officers of our company at the level of senior vice president or above, including our Chief Executive Officer. For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and outside consultants in determining or recommending amounts and/or forms of compensation, see "Executive Compensation—Compensation Discussion and Analysis."

        Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertymedia.com.

  Compensation Committee Report

        The compensation committee has reviewed and discussed with our management the "Compensation Discussion and Analysis" included under "Executive Compensation" below. Based on such review and discussions, the compensation committee recommended to our board of directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

        Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
Donne F. Fisher
David E. Rapley
Andrea L. Wong

  Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.

  Nominating and Corporate Governance Committee

        Our board of directors has established a nominating and corporate governance committee, whose chairman is David E. Rapley and whose other members are M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong. See "—Director Independence" above.

        The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.

        The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such nominations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under "Stockholder Proposals" below, and contain the following information:

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  the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

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  the candidate's name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate's qualifications, as described below;

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  a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner and any other person(s) (including their names) under which the proposing stockholder is making the nomination;

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  a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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  a representation as to whether the proposing stockholder intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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  a representation that the proposing stockholder is a holder of record of our common stock entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

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  a signed consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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  a representation as to whether the proposing stockholder has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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  a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the proposing stockholder, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the proposing stockholder, its nominee, or any such Stockholder Associated Person.

        In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

        To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

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  independence from management;

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  his or her unique background, including education, professional experience and relevant skill sets;

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  judgment, skill, integrity and reputation;

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  existing commitments to other businesses as a director, executive or owner;

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  personal conflicts of interest, if any; and

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  the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board and the nominating and corporate governance committee believe that it is essential that our board members represent diverse viewpoints.

        When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate's nomination and election.

        Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.

        The members of our nominating and corporate governance committee have determined that Messrs. Malone, Bennett and Gilchrist, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.

        Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertymedia.com.

  Audit Committee

        Our board of directors has established an audit committee, whose chairman is Donne F. Fisher and whose other members are M. Ian G. Gilchrist and Larry E. Romrell. See "—Director Independence" above.

        Our board of directors has determined that Mr. Gilchrist is an "audit committee financial expert" under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee's functions include, among other things:

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  appointing or replacing our independent auditors;

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  reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

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  reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

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  reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

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  reviewing our management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

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  confirming compliance with applicable SEC and stock exchange rules; and

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  preparing a report for our annual proxy statement.

        Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertymedia.com.

  Audit Committee Report

        Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of The Nasdaq Stock Market. Each member of the audit committee also satisfies the SEC's independence requirements for members of audit committees. Mr. Gilchrist is the company's "audit committee financial expert" under applicable SEC rules and regulations.

        The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.

        Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management's assessment of the effectiveness of our internal control over financial reporting and KPMG LLP's evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Communications With Audit Committees, plus the additional matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged with Governance, as modified or supplemented, including that firm's judgment about the quality of our accounting principles, as applied in its financial reporting.

        KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm's independence from the company and its subsidiaries.

        Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed on February 28, 2013 with the SEC.

        Submitted by the Members of the Audit Committee
Donne F. Fisher
M. Ian G. Gilchrist
Larry E. Romrell

  Other

        Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.

Board Meetings

        In 2012, there were 7 meetings of the full board of directors of our predecessor Old LMC, 1 meeting of its executive committee, 13 meetings of its compensation committee, 1 meeting of its nominating and corporate governance committee and 5 meetings of its audit committee. Our board of directors is comprised of the same persons who comprised the board of Old LMC.

Director Attendance at Annual Meetings

        Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. Our 2013 annual meeting will be the first annual stockholders meeting that our company has held since the LMC Spin-Off. All but 3 of the board members of Old LMC then serving attended Old LMC's 2012 annual meeting of stockholders.

Stockholder Communication with Directors

        Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.

Executive Sessions

        As we were not a publicly traded company prior to the LMC Spin-Off, there were no meetings of the independent directors of our company at executive sessions without management participation. There were, however, 2 meetings of the independent directors of Old LMC in 2012 in executive sessions without management participation.

        Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Robert R. Bennett, Donne F. Fisher, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell and Andrea L. Wong.

EXECUTIVE COMPENSATION

        This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):

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  John C. Malone, our Chairman of the Board

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  Gregory B. Maffei, our Chief Executive Officer and President;

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  Christopher W. Shean, our Chief Financial Officer; and

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  Charles Y. Tanabe and Albert E. Rosenthaler, our other two most highly compensated executive officers at the end of 2012.

Mr. Tanabe resigned from all offices with our company on December 31, 2012 but remains a consulting employee of our company.

Compensation Discussion and Analysis

  Effect of the LMC Spin-Off

        In January 2013, we completed our separation from Old LMC by means of a pro-rata dividend of shares of our company to the stockholders of Old LMC. Following the LMC Spin-Off, Starz retained the businesses of its wholly owned subsidiary, Starz, LLC, and all other businesses, assets and liabilities of Old LMC are included in our company. Due to the relative significance of our company to Old LMC (the legal spinnor) and senior management's continued involvement with our company following the LMC Spin-Off, our company is treated as the "accounting successor" to Old LMC for financial reporting purposes, notwithstanding the legal form of the LMC Spin-Off previously described. As a result, the historical financial statements of Old LMC will continue to be our historical financial statements, and we will present Starz, LLC as discontinued operations beginning in the first quarter of 2013. As a result, we included in our Annual Report on Form 10-K for the year ended December 31, 2012 information pertaining to our businesses, assets and liabilities following the LMC Spin-Off, and Starz included in its Annual Report on Form 10-K for the year ended December 31, 2012 information pertaining to the businesses, assets and liabilities of Starz, LLC. Consistent with the accounting treatment and the financial reporting approach described above, we believe the most helpful information to our stockholders is the compensation disclosure regarding our management team in place following the LMC Spin-Off as though this management team had been in place at December 31, 2012. We understand that Starz intends to report separately the compensation disclosure of the Starz, LLC management team in place at December 31, 2012.

        The compensation committee of Old LMC, which consisted of the same persons who currently comprise our compensation committee, was responsible for establishing and approving the compensation of our named executive officers in 2012.

  Compensation Overview; Philosophy

        The compensation committee of our board of directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating and rewarding our executives in an effort to increase stockholder value. To that end, the compensation packages provided to the named executive officers include both cash and stock-based incentive compensation, with an emphasis placed on performance-based compensation.

        The compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven performance of that executive, and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. The compensation committee does not engage in any benchmarking analysis; rather, it is familiar with the range of total compensation paid by other companies and uses this range as a guide to ensure that the named executive officers receive attractive compensation packages. The compensation committee believes that our compensation packages should assist our company in attracting key executives critical to our long-term success.

        In the case of all our named executive officers, the compensation committee believes that performance-based bonuses and equity incentive awards should represent a substantial portion of each named executive officer's compensation package. At the Old LMC 2012 annual stockholders meeting, stockholders representing 85.2% of the aggregate voting power of Old LMC present and entitled to vote on its say-on-pay proposal approved, on an advisory basis, Old LMC's executive compensation, as disclosed in its proxy statement for the 2012 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In connection with the LMC Spin-Off, we assumed the existing compensation packages applicable to each named executive officer, as well as the say-on-pay and say-on-frequency votes that were held at the Old LMC 2012 annual meeting.

  Services Agreements

        Liberty Interactive Corporation.    In September 2011, our former parent company Old LMC was split-off (the Old LMC Split-Off) from its former parent company, Liberty Interactive. As described above, in January 2013, Old LMC completed the LMC Spin-Off. In connection with the Old LMC Split-Off, Old LMC entered into a services agreement with Liberty Interactive, which we assumed in the LMC Spin-Off. Pursuant to the services agreement, in 2012, Liberty Interactive compensated us for the portion of the salary and certain other cash compensation we paid to our employees, including the named executive officers, that was allocable to Liberty Interactive for time spent by each such employee on matters related to that company. The 2012 performance-based bonuses earned by the named executive officers of our company and Liberty Interactive were paid directly by our company and Liberty Interactive, respectively, and no portion thereof was allocable under the services agreement. During 2012, the allocable percentages of time spent performing services for Liberty Interactive, on the one hand, and our company, on the other hand, were reviewed quarterly by our Audit Committee for reasonableness. The salaries and certain perquisite information included in the "Summary Compensation Table" below reflects the portion of the compensation paid by and allocable to Liberty Media and does not reflect the portion of the compensation allocable to Liberty Interactive and for which Liberty Interactive reimbursed Liberty Media under the services agreement. During the year ended December 31, 2012, the weighted average percentage of each such named executive officer's time that was allocated to our company was: 50% as to Messrs. Malone and Shean; 53% as to Mr. Maffei; 79% as to Mr. Tanabe; and 60% as to Mr. Rosenthaler.

        Starz.    In January 2013, we separated from Starz in the LMC Spin-Off. In connection with the LMC Spin-Off, we entered into a services agreement with Starz, pursuant to which Starz will compensate us for the portion of the salary and other cash compensation we pay to our employees, including our named executive officers for 2013, that is allocable to Starz for time spent by each such employee on matters related to that company.

  Role of Chief Executive Officer in Compensation Decisions

        Recommendations with respect to our executive compensation are obtained from our Chief Executive Officer as to all elements of each other named executive officer's compensation package. In taking these actions, our Chief Executive Officer evaluates the performance and contributions of each of the other named executive officers, given their respective areas of responsibility, and, in doing so, considers various qualitative factors such as:

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  the named executive officer's experience and overall effectiveness;

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  the named executive officer's performance against individual performance goals;

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  the responsibilities of the named executive officer, including any changes to those responsibilities over the year;

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  the named executive officer's demonstrated leadership and management ability;

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  the named executive officer's compensation relative to other executives at our company with similar, greater or lesser responsibilities;

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  the named executive officer's compensation relative to compensation paid to similarly situated executives at companies within our industry;

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  the named executive officer's years of service with us; and

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  the performance of any group for which the named executive officer is primarily responsible.

  Setting Executive Compensation

        In making its compensation decision for each named executive officer, our compensation committee considers the following:

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  each element of the named executive officer's historical compensation, including salary, bonus, equity compensation, perquisites and other personal benefits;

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  the financial performance of our company compared to internal forecasts and budgets;

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  the scope of the named executive officer's responsibilities;

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  the performance of the group reporting to the named executive officer; and

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  the performance evaluations and compensation recommendations given by our Chief Executive Officer as to each other named executive officer.

        Our compensation committee also considers the total compensation paid by companies that operate in the same industries as our company and our subsidiaries and uses this industry knowledge as a guide to determine whether our named executive officers receive attractive compensation packages. Companies in our and our subsidiaries' industries consist of media, telecommunications and entertainment companies, and include companies with which we may compete for executive talent and stockholder investment and also include companies in those industries that are similar to our company in size, geographic location or complexity of operations. Our compensation committee did not re-assess the compensation data in 2012 that it had compiled in prior years with respect to these industries. Rather, it relied on prior year assessments in determining not to make any substantive changes to our executive compensation structure, other than (i) revising the performance-based bonus program to give effect to the full year impact of the Old LMC Split-Off and (ii) the implementation of the Option Modification Program (as defined below) in response to changes and proposed changes in government policy and regulation.

        For 2012, the named executive officers' compensation packages (other than that of Mr. Malone) were comprised primarily of a base salary and a performance-based bonus. No new equity awards were granted to any of the named executive officers in 2012, as they all (other than Mr. Malone) received grants of multi-year equity incentive awards in prior years. However, for the reasons described in more detail below, the named executive officers (other than Mr. Malone) were entitled to, and did, participate in the Option Modification Program, which is described in more detail under "—Elements of 2012 Executive Compensation—Equity Incentive Compensation" below.

        With respect to all named executive officers (other than Mr. Malone), the compensation committee believes in weighing equity incentive compensation more heavily than cash compensation, which is a practice that may not be consistently followed by other companies that operate in the same industry as our company. Mr. Malone's compensation is governed by the terms of his employment agreement with our company. See "—Executive Compensation Arrangements—John C. Malone."

  Elements of 2012 Executive Compensation

        For 2012 the principal components of compensation for the named executive officers (other than Mr. Malone) were:

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  base salary;

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  a performance-based bonus, payable in cash;

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  grants of equity incentive awards in connection with the Option Modification Program;

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  perquisites and other limited personal benefits; and

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  deferred compensation arrangements.

Base Salary

        The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Maffei, whose salaries are governed by their respective employment agreements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer's base salary, salary increases are limited to cost-of-living adjustments and adjustments based on an evaluation of a named executive officer's job performance, any changes in the scope of the named executive officer's responsibilities, and the named executive officer's salary level compared to other named executive officers. Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer's overall compensation package, thereby aligning the interests of our executives more closely with those of our stockholders. Our compensation committee considered similar factors when setting the base salary and annual increases to be paid to Mr. Maffei under his employment agreement, which has been assumed by our company. Similarly, in accordance with the terms of his employment agreement, Mr. Malone's cash compensation is limited. After completion of the annual review described above, the base salaries of the named executive officers (other than Mr. Malone, who received no increase under the terms of his employment agreement) were all increased in 2012. Mr. Maffei received the increase prescribed by his employment agreement, Mr. Shean received an increase in his base salary from $670,000 to $770,000 in connection with his promotion to Chief Financial Officer in November 2011, and the other named executive officers (other than Mr. Malone) received cost-of-living adjustments.

2012 Performance-based Bonuses

        For 2012, our compensation committee adopted an annual, performance-based bonus program for each of the named executive officers (other than Mr. Malone), which was structured to comply with Section 162(m) of the Internal Revenue Code (the Code). The 2012 bonus program was comprised of two components: a bonus amount payable based on each participant's individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company (the Corporate Performance Bonus). No amounts would be payable under our 2012 bonus program unless a minimum corporate performance was achieved: the combined Adjusted OIBDA of Starz, TruePosition, ANLBC, Old LMC's other consolidated subsidiaries, and a proportionate share of Sirius XM and Live Nation, for the year ended December 31, 2012 was required to exceed $500 million (the Threshold). If the Threshold was met, the bonus pool for our company would be funded with 3.5% of the amount by which such combined Adjusted OIBDA exceeded $500 million (the bonus pool). For purposes of the bonus program, Adjusted OIBDA is defined as revenue less cost of sales, operating expense and SG&A (excluding stock compensation). If the bonus pool was insufficient to cover the aggregate maximum bonus amounts of all participants (as described in more detail below), each participant's maximum bonus amount would be reduced pro rata, for all purposes under the program, based upon his respective maximum bonus amount.

        Each participant was assigned a maximum bonus amount, expressed as a multiple of his base salary (without giving effect to the allocation of such salary between our company and Liberty Interactive). The maximum bonus amounts were 400%, 200% and 150% for our Chief Executive Officer, executive vice president and each senior vice president, respectively (each participant's Ultimate Maximum Bonus), consistent with the percentages applied to our named executive officers with respect to our 2011 performance-based bonus program. Although Liberty Interactive adopted a corollary performance-based bonus program for 2012 with the same maximum bonus amounts achievable by the overlapping named executive officers, our compensation committee and Liberty Interactive's compensation committee agreed that it was the intention of both committees that each overlapping named executive officer would not receive, in the aggregate from the two companies, more than his applicable Ultimate Maximum Bonus.

        Assuming the Threshold was met (and after taking into account any reductions associated with a shortfall in the bonus pool), each participant was entitled to receive from our company an amount (the LMC Maximum Individual Bonus) equal to the LMC Allocable Time Percentage (as defined below) multiplied by 60% of his Ultimate Maximum Bonus (the Ultimate Maximum Individual Bonus), subject to reduction based on a subjective determination of the participant's achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. The LMC Allocable Time Percentage for each participant is equal to the percentage of such participant's time that was spent performing services for our company under the services agreement, as determined by our compensation committee for this purpose: 55% as to Mr. Maffei; 75% as to Mr. Tanabe; 60% as to Mr. Rosenthaler; and 50% as to Mr. Shean. Under Liberty Interactive's corollary program, each participant was entitled to receive from Liberty Interactive an amount (the LIC Maximum Individual Bonus) equal to the remaining portion of the Ultimate Maximum Individual Bonus, subject to reduction based on a subjective determination of the participant's achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Interactive. Our compensation committee believes this construct was appropriate in light of the services agreement and the fact that each participant splits his professional time and duties between the two companies. Our compensation committee engaged Pearl Meyer & Partners, LLC in March 2012 to provide limited assistance with the development of individual performance goals for each of the named executive officers, other than Mr. Malone.

        Also, assuming the Threshold was met (and after taking into account any reductions associated with a shortfall in the bonus pool), each participant was entitled to receive from our company an amount (the LMC Maximum Corporate Bonus) equal to the LMC Corporate Percentage (as defined below) multiplied by 40% of his Ultimate Maximum Bonus (the Ultimate Maximum Corporate Bonus), subject to reduction based on a subjective determination of the corporate performance of our company. The LMC Corporate Percentage is defined as the portion of the aggregate market capitalizations of our company and Liberty Interactive at the beginning of the year represented by our company. Under Liberty Interactive's corollary program, each participant was entitled to receive from Liberty Interactive an amount (the LIC Maximum Corporate Bonus) equal to the remaining portion of the Ultimate Maximum Corporate Bonus, subject to reduction based on a subjective determination of the corporate performance of Liberty Interactive.

        In December 2012, our compensation committee and the Liberty Interactive compensation committee collaborated in their review of our respective named executive officers' individual performance criteria and their review of each company's corporate performance metrics and ensured that the Ultimate Maximum Bonus payable to each overlapping named executive officer was not exceeded. Notwithstanding this collaborative effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.

        Also, in December 2012, our compensation committee determined that the combined Adjusted OIBDA for Starz, TruePosition, ANLBC, Old LMC's other consolidated subsidiaries, and a proportionate share of Sirius XM and Live Nation, in each case, excluding corporate overhead, was approximately $975 million using the formula described above, exceeding the Threshold by approximately $475 million, thereby creating a notional bonus pool of approximately $16.6 million, which exceeded the amount necessary to cover the aggregate maximum bonus amounts of all the participants and enabling each participant to receive a bonus of up to his maximum bonus amount.

        Individual Performance Bonus.    Our compensation committee then reviewed the individual performance of each participant to determine the reductions that would apply to each participant's LMC Maximum Individual Bonus. The compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports of our board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to the LMC Maximum Individual Bonus, our compensation committee considered the various performance objectives related to our company which had been assigned to each participant for 2012, including:

Individual	Performance Objectives
Gregory B. Maffei	• Outperform peer and stock market indices by 5%
• Determine Starz digital OTT strategy and establish optimal capital structure for Starz
• Increase Liberty Media oversight of Sirius XM to improve results
• Increase Liberty Media oversight of Live Nation to improve results
• Assist direct reports in achieving their goals
• Establish OKR process at subsidiaries
Charles Y. Tanabe	• Provide effective legal support in mergers and acquisitions and other transactional work
• Obtain satisfactory results in pending litigation
• Reduce costs of compliance with discovery requests by at least 10%
• Implement D&O insurance program by year-end
• Implement measures required to comply with Dodd-Frank rules within 60 days after adoption
• Actively manage legal relationships between Liberty Media and its subsidiaries
Albert E. Rosenthaler	• Participate actively in Tax Reform Roundtable
• Participate actively in RATE Coalition
• Provide effective tax support on transactional activity and strategic initiatives
• Analyze various tax credit investments and alternative ownership structures for investees
• Lead fast-track mediation with IRS for unresolved tax issues
Christopher W. Shean	• Oversee, on a heightened basis, subsidiaries throughout monthly reviews and semi-annual follow-up on achieving strategic objectives
• Oversee accounting and financial reporting functions to ensure timely and accurate SEC filings for our company and our subsidiaries with reporting requirements
• Develop and support subordinates in new roles as Controller and Treasurer
• Participate in and support of our mergers and acquisition activity and related integration

        Following a review of the participants' performance, our compensation committee determined to pay each participant the following portion of his LMC Maximum Individual Bonus:

Name	LMC Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$2,182,950	81.3%	$1,773,647
Charles Y. Tanabe	$835,920	75%	$626,940
Albert E. Rosenthaler	$372,384	81.3%	$302,562
Christopher W. Shean	$346,500	75%	$259,875

        Corporate Performance Bonus.    Our compensation committee then made a subjective determination as to the reductions that would apply to each participant's LMC Maximum Corporate Bonus. In making this determination, our compensation committee reviewed forecasts of 2012 Adjusted OIBDA, revenue and free cash flow (as defined below) for Starz, TruePosition, ANLBC, Old LMC's other consolidated subsidiaries, and a proportionate share of Sirius XM and Live Nation, in each case, excluding corporate overhead, all of which forecasts were prepared in December 2012 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2012, which were in line with forecasted results for our company other than free cash flow, which was actually higher than the forecasted amount. In determining whether any reductions would be made to the LMC Maximum Corporate Bonus payable to each participant, our compensation committee weighted the corporate performance metrics as follows: 25% attributable to revenue growth, 50% attributable to Adjusted OIBDA growth and 25% attributable to growth in free cash flow.

(dollar amounts in millions)	2012 Forecast	2012 Actual	Actual / Forecast
Revenue(1)	$4,608.6	$4,612.2	0%
Adjusted OIBDA(1)	$975.3	$978.8	0%
Free Cash Flow(1)(2)	$587.6	$655.1	11%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow information represents the summation for Starz, TruePosition, ANLBC, Old LMC's other consolidated subsidiaries, and a proportionate share of Sirius XM and Live Nation and excludes, in each case, corporate overhead.

(2)
Measured as Adjusted OIBDA less all other operating and investing items.

        Based on a review of these forecasts, our compensation committee determined that the growth metrics were achieved to the extent described below:

Growth Factor	Liberty Media Corporation
Revenue	20% of a possible 25%
Adjusted OIBDA	10% of a possible 50%
Free Cash Flow	12.6% of a possible 25%

        Our compensation committee then used its subjective discretion to translate the achievement of these growth metrics into a percentage payable to each participant of his LMC Maximum Corporate Bonus, as follows:

Name	LMC Maximum Corporate Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,058,400	43%	$449,820
Charles Y. Tanabe	$297,216	43%	$126,317
Albert E. Rosenthaler	$165,504	43%	$70,339
Christopher W. Shean	$184,800	43%	$78,540

        Aggregate Results.    The following table presents information concerning the aggregate 2012 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Malone), after giving effect to the determinations described above.

Name	Individual Performance Bonus	Corporate Performance Bonus	Total Bonus
Gregory B. Maffei	$1,773,647	$449,820	$2,223,467
Charles Y. Tanabe	$626,940	$126,317	$753,257
Albert E. Rosenthaler	$302,562	$70,339	$372,901
Christopher W. Shean	$259,875	$78,540	$338,415

Our compensation committee then noted that, when combined with the total 2012 performance-based bonus amounts paid by Liberty Interactive to the overlapping named executive officers, each of our named executive officers received the following portion of his respective Ultimate Bonus Amount:

Name	Ultimate Maximum Bonus	Combined Percentage Paid
Gregory B. Maffei	$6,615,000	73.6%
Charles Y. Tanabe	$1,857,600	69.8%
Albert E. Rosenthaler	$1,034,400	73.6%
Christopher W. Shean	$1,155,000	69.8%

For more information regarding these bonus awards, please see the "Grants of Plan-Based Awards" table below.

Equity Incentive Compensation

        Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders through awards of stock-based incentive compensation. This ensures that our executives have a continuing stake in our long-term success. Our compensation committee believes that stock-based compensation should be weighed more heavily than cash compensation in determining each named executive officer's overall compensation mix.

        The Liberty Media Corporation 2013 Incentive Plan (the incentive plan) provides for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units, stock appreciation rights and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock (as compared with other types of available awards under the plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, measured by reference to the closing sale price on the grant date.

        Recently, our compensation committee (and, prior to the Old LMC Split-Off, the Liberty Interactive compensation committee) determined to make larger grants (equaling approximately four to five years' value of the annual grants made in years prior to 2009) that vest between four and five and three-quarters years after grant, rather than making annual grants over the same period. These multi-year grants provide for back-end weighted vesting and generally expire 10 years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our named executive officers prior to 2012, and, accordingly, no new equity incentive awards were granted to the named executive officers during the 2012 calendar year.

        Option Modification Program.    In November and December 2012, our compensation committee determined to complete an equity modification program (the Option Modification Program) for the following reasons:

  •
  Anticipating that the employees of Old LMC (the parent company of Starz, LLC prior to the LMC Spin-Off) would become employed by our company following the LMC Spin-Off, we wanted to avoid a potential loss of the compensation deduction related to the incentive awards held by such employees against Starz, LLC's income in future years due to the loss of that income after the LMC Spin-Off.

  •
  We believed that the corporate tax rate would decrease in 2013 and beyond due to the wide-spread "fiscal cliff" concerns, which would result in the need for comprehensive tax reform. As a result, we sought to realize the compensation deduction in respect of the affected incentive awards at a potentially higher corporate tax rate than if such deduction were realized in later years.

  •
  We believed that it was prudent to realize the compensation deduction in 2012 to ensure that we would have the benefit of the compensation deduction.

For income tax purposes, the exercise of the vested and unvested options pursuant to the Option Modification Program will allow our company to record deductions in 2012 for compensation expenses totaling $358 million. The cash tax benefit of these deductions was estimated at $129 million.

        On December 4, 2012 (the Grant Date), our compensation committee approved the acceleration of each unvested in-the-money option to acquire shares of LMCA held by certain of our and our subsidiaries' officers (collectively, the Eligible Optionholders), including Old LMC's then- and our current-named executive officers Messrs. Maffei, Tanabe, Rosenthaler and Shean. Following this acceleration, also on the Grant Date, each Eligible Optionholder exercised, on a net settled basis, substantially all of his or her outstanding in-the-money vested and unvested options to acquire LMCA shares (the Eligible Options), and:

  •
  with respect to each vested Eligible Option, Old LMC granted the Eligible Optionholder a vested new option with substantially the same terms and conditions as the exercised vested Eligible Option, except that the exercise price for the new option is the closing price per LMCA share on The Nasdaq Global Select Market on the Grant Date; and

  •
  with respect to each unvested Eligible Option:

  •
  the Eligible Optionholder sold to Old LMC the shares of LMCA received upon exercise of such unvested Eligible Option on the Grant Date for cash equal to the closing price of LMCA on The Nasdaq Global Select Market on the Grant Date;

  •
  Each Eligible Optionholder (other than Mr. Maffei, whose purchase of common stock is described below) used the proceeds of that sale to purchase from Old LMC at that price an equal number of restricted LMCA shares which have a vesting schedule identical to that of the unvested Eligible Option; and

    •
    Old LMC granted the Eligible Optionholder an unvested new option, with substantially the same terms and conditions as the unvested Eligible Option, except that (a) the number of shares underlying the new option is equal to the number of shares underlying such unvested Eligible Option less the number of restricted shares purchased from Old LMC as described above and (b) the exercise price of the new option is the closing price of LMCA on The Nasdaq Global Select Market on the Grant Date.

For regulatory reasons, Mr. Maffei purchased some restricted shares of non-voting Series C Liberty Capital common stock (LMCC), rather than all restricted LMCA shares. However, these LMCC shares were exchanged, one for one, for LMCA shares promptly following early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which occurred prior to year end.

        Our compensation committee expected that the number of outstanding awards under its incentive plans would not increase as a result of the Option Modification Program described above. From a financial reporting perspective, our compensation committee determined that the exercise of the vested and unvested options would have no effect on our company's statement of operations. For more information regarding these awards, please see the "Grants of Plan-Based Awards" table below.

        Perquisites and Other Personal Benefits.    The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:

  •
  limited personal use of corporate aircraft;

  •
  occasional, personal use of an apartment in New York City owned by our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

  •
  a deferred compensation plan that provides above-market preferential returns; and

  •
  in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see "—Executive Compensation Arrangements—John C. Malone").

        Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone's employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.

        Aircraft Usage.    On occasion, and with the approval of our Chairman or Chief Executive Officer, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and Chief Executive Officer, those individuals and their guests may use corporate aircraft for non-business purposes subject to specified limitations.

        Pursuant to Mr. Maffei's employment agreement, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. Mr. Maffei's use of the company's aircraft is governed by a letter agreement with Mr. Maffei, originally entered into by Liberty Interactive and assumed by Old LMC in the Old LMC Split-Off and later by Liberty Media in the LMC Spin-Off). Under Mr. Maffei's employment agreement, if Mr. Maffei's employment terminates due to disability, for good reason or without cause, Mr. Maffei will be entitled to continued use of the company's aircraft for 18 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard

Industry Fare Level (SIFL) rates, for all personal use of our corporate aircraft. Mr. Maffei's aircraft usage arrangement was amended in February 2013 to clarify that certain flights where there are no passengers on company-owned aircraft would not be charged against the 120 hours of personal flight time per year allotted to Mr. Maffei. Those flights will not be charged if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft.

        The cost of Mr. Malone's personal use of our corporate aircraft, calculated in accordance with SIFL, counts toward his $1 million personal expense allowance (described above). For disclosure purposes, we determine incremental cost using a method that takes into account:

  •
  landing and parking expenses;

  •
  crew travel expenses;

  •
  supplies and catering;

  •
  aircraft fuel and oil expenses per hour of flight;

  •
  any customs, foreign permit and similar fees; and

  •
  passenger ground transportation.

        Because the company's aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, purchase or lease costs of aircraft and costs of maintenance and upkeep.

        Pursuant to our aircraft time sharing agreements with Liberty Interactive, Liberty Interactive pays us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone using our corporate aircraft that are allocable to Liberty Interactive. Pursuant to aircraft time sharing agreements with Liberty Interactive and Starz, Liberty Interactive and Starz pay us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that are allocable to Liberty Interactive or Starz, as the case may be.

        For purposes of determining an executive's taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer's compensation that is subject to that limitation exceeds $1 million. See "—Deductibility of Executive Compensation" below.

Deferred Compensation

        To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Senior Vice President and above, our board of directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated) in connection with the LMC Spin-Off. Under that plan, participants may elect to defer up to 50% of the portion of their base salaries and their cash performance bonuses that are allocable to our company. Compensation deferred under the plan that otherwise would have been received in 2012 will earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. In the LMC Spin-Off, we assumed the plan and all outstanding obligations thereunder. Since the LMC Spin-Off, the named executive officers may not participate in the plan with respect to any portion of their base salaries or cash performance bonuses allocable to Liberty Interactive or Starz, with the exception of the application of the previously made deferral elections to the 2012 performance-based bonuses which were paid by Old LMC. In addition, Mr. Shean had a deferral election in place for his 2011 performance-based bonus, with respect to which Liberty Interactive will remain responsible for the payment of such deferred amount and all deferred interest thereon going forward. For more information on this plan, see "—Executive Compensation Arrangements—2006 Deferred Compensation Plan" and the "—Nonqualified Deferred Compensation Plans" table below.

        We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see "—Executive Compensation Arrangements—John C. Malone" below.

  Deductibility of Executive Compensation

        In developing the compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. One exception is for performance-based compensation, including stock options granted by our predecessors under their incentive plans (and assumed by us to the extent applicable under the Liberty Media Corporation 2013 Transitional Stock Adjustment Plan) or to be granted under the incentive plan. Our compensation committee has not adopted a policy requiring all compensation to be deductible under Section 162(m) of the Code, in order to maintain flexibility in making compensation decisions. Portions of the compensation we pay to certain of the named executive officers may not be deductible due to the application of Section 162(m) of the Code.

  Policy on Restatements

        In those instances where we grant cash or equity-based incentive compensation, we include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.

SUMMARY COMPENSATION TABLE

Name and Principal Position (as of 12/31/12)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)(6)(7)		Total ($)
John C. Malone	2012	1,300	—	—	—	—	257,336	548,730	(8)	807,366
Chairman of the Board	2011	455	—	—	—	—	65,489	469,863	(8)	535,807
Gregory B. Maffei	2012	875,109	—	—	53,894,196	2,223,467	—	252,323	(9)	57,245,095
President and Chief Executive Officer	2011	275,625	—	—	—	2,853,900	—	64,018	(9)	3,193,543
Charles Y. Tanabe	2012	735,300	—	—	6,356,434	753,257	—	25,748		7,870,739
Executive Vice President and General Counsel	2011	157,809	—	—	—	816,999	—	1,736		976,544
Albert E. Rosenthaler	2012	413,760	—	—	3,390,158	372,901	—	16,573		4,193,392
Senior Vice President	2011	100,425	—	—	—	507,648	—	605		608,678
Christopher W. Shean	2012	385,000	—	—	3,390,158	338,415	15,870	13,355		4,142,798
Senior Vice President and Chief Financial Officer	2011	100,425	—	—	—	428,563	3,377	394		532,759

(1)
Represents only that portion of each named executive officer's salary that was allocated to Old LMC under the services agreement. For a description of the allocation of compensation between Old LMC prior to and our company following the LMC Spin-Off and Liberty Interactive, see "—Compensation Discussion and Analysis—Services Agreement."

(2)
Reflects the incremental fair value of the equity incentive awards received in the Option Modification Program, which has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2012 (which are included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2013).

(3)
The Option Awards set forth in this column were received by our named executive officers (other than Mr. Malone) in connection with the Option Modification Program (as described in more detail above), wherein our compensation committee approved the acceleration on December 4, 2012, the Grant Date, of each unvested in-the-money option to acquire shares of LMCA held by the Eligible Optionholders, including Old LMC's then- and our current-named executive officers Messrs. Maffei, Tanabe, Rosenthaler and Shean. Following this acceleration, also on the Grant Date, each Eligible Optionholder exercised, on a net settled basis, substantially all of his or her Eligible Options, and:

•
with respect to each vested Eligible Option, Old LMC granted the Eligible Optionholder a vested new option with substantially the same terms and conditions as the exercised vested Eligible Option, except that the exercise price for the new option is the closing price per LMCA share on The Nasdaq Global Select Market on the Grant Date; and

•
with respect to each unvested Eligible Option:

•
the Eligible Optionholder sold to Old LMC the shares of LMCA received upon exercise of such unvested Eligible Option on the Grant Date for cash equal to the closing price of LMCA on The Nasdaq Global Select Market on the Grant Date;

•
Each Eligible Optionholder (other than Mr. Maffei, whose purchase of common stock is described below) used the proceeds of that sale to purchase from Old LMC at that price an equal number of restricted LMCA shares which have a vesting schedule identical to that of the unvested Eligible Option; and

•
Old LMC granted the Eligible Optionholder an unvested new option, with substantially the same terms and conditions as the unvested Eligible Option, except that (a) the number of shares underlying the new option is equal to the number of shares underlying such unvested Eligible Option less the number of restricted shares purchased from Old LMC as described above and (b) the exercise price of the new option is the closing price of LMCA on The Nasdaq Global Select Market on the Grant Date.

For regulatory reasons, Mr. Maffei purchased some restricted shares of LMCC, rather than all restricted LMCA shares. However, these LMCC shares were exchanged, one for one, for LMCA shares promptly following early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which occurred prior to year end.

(4)
Reflects the above-market earnings credited during 2012 to the deferred compensation accounts of each applicable named executive officer. See "—Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—Deferred

  Compensation," "—Executive Compensation Arrangements—Employment Agreements—John C. Malone," and "—Nonqualified Deferred Compensation Plans" below.

(5)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers and allocated to our company under the services agreement:

	Amounts ($)
Name	2012	2011
John C. Malone	4,532	1,586
Gregory B. Maffei	1,387	605
Charles Y. Tanabe	5,957	1,736
Albert E. Rosenthaler	1,573	605
Christopher W. Shean	855	394
(6)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(7)
In connection with the Old LMC Split-Off, we assumed the sponsorship and administration of the Liberty Media 401(k) Savings Plan, which had previously been sponsored and administered by Liberty Interactive. This plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and we contribute a matching contribution based on the participants' own contributions up to the maximum matching contribution set forth in the plan. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution. Prior to our assumption of the plan in the Old LMC Split-Off in 2011, the employer matching contributions to the plan had been made by Liberty Interactive up to the annual maximum. Accordingly, no amounts with respect to plan contributions are reflected with respect to 2011.

Generally, participants acquire a vested right in our matching contributions as follows:

Years of Service	Vesting Percentage
Less than 1	0%
1 - 2	33%
2 - 3	66%
3 or more	100%

  Included in this column, with respect to each named executive officer are the following matching contributions made by our company to the Liberty Media 401(k) Savings Plan in 2012:

Name	Amounts ($)
John C. Malone	12,500
Gregory B. Maffei	13,229
Charles Y. Tanabe	19,792
Albert E. Rosenthaler	15,000
Christopher W. Shean	12,500

  With respect to these matching contributions, all of our named executive officers are fully vested.

(8)
Includes the following amounts which were allocated to our company under the services agreement:

	Amounts ($)
	2012	2011
Reimbursement for personal legal, accounting and tax services	193,061	87,891
Compensation related to personal use of corporate aircraft(a)	92,794	47,004
Tax payments made on behalf of Mr. Malone	236,243	328,129

(a)
Calculated based on aggregate incremental cost of such usage to our company.

  Also includes miscellaneous personal expenses, such as courier charges.

(9)
Includes the following amounts which were allocated to our company under the services agreement:

	Amounts ($)
	2012	2011
Compensation related to personal use of corporate aircraft(a)	235,590	63,413

(a)
Calculated based on aggregate incremental cost of such usage to our company

  We own an apartment in New York City which is primarily used for business purposes. Mr. Maffei makes use of this apartment and our company car and driver for personal reasons. From time to time, we also pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

 Executive Compensation Arrangements

  John C. Malone

        In connection with the merger of TCI and AT&T in 1999, an employment agreement between John C. Malone and TCI was assigned to a predecessor of Liberty Interactive. Mr. Malone's employment agreement and his deferred compensation arrangements, as described below, were assigned to Old LMC in connection with the Old LMC Split-Off and later to our company in connection with the LMC Spin-Off. The term of Mr. Malone's employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600, subject to increase with board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by the Liberty Interactive compensation committee. Although the "Summary Compensation Table" table above reflects the portion of the aggregate incremental cost of Mr. Malone's personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $110,206 for use of the aircraft by our company and Liberty Interactive during the year ended December 31, 2012. Liberty Interactive is allocated, and reimburses us for, portions of the other components of the payments/reimbursements to Mr. Malone described above.

        In December 2008, the Liberty Interactive compensation committee determined to modify Mr. Malone's employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by Liberty Interactive's predecessors (and which had been assumed by Liberty Interactive). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In connection with the LMC Spin-Off, we assumed these payment obligations from Old LMC, who had in turn assumed them from Liberty Interactive in the Old LMC Split-Off.

        Under the terms of Mr. Malone's employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or "cause"), a lump sum equal to his salary for a period of 5 full years following termination (calculated on the basis of $2,600 per annum, the lump sum severance payment). As described above, in connection with the LMC Spin-Off, we assumed Mr. Malone's employment agreement and all outstanding obligations thereunder from Old LMC (which were previously assumed by Old LMC in the Old LMC Split-Off), and Liberty Interactive will reimburse us for its allocated portion of any such lump sum severance payments made thereunder.

        For a description of the effect of any termination event or a change in control of our company on his employment agreement, see "—Potential Payments Upon Termination or Change in Control" below.

  Gregory B. Maffei

        Employment Agreement.    On December 17, 2009, the compensation committee of Liberty Interactive approved in principle a new compensation arrangement in favor of Mr. Maffei providing, among other things, for a five year employment term beginning January 1, 2010 and ending December 31, 2014, with an annual base salary of $1.5 million, increasing annually by 5% of the prior year's base salary, and an annual target cash bonus equal to 200% of the applicable year's annual base salary. On May 17, 2010, Liberty Interactive entered into a definitive employment agreement with Mr. Maffei, memorializing the compensation arrangement that was approved in principle by the Liberty Interactive compensation committee on December 17, 2009. The employment agreement also included terms related to Liberty Interactive equity awards held by Mr. Maffei, including the multi-year award of options that was granted to him on December 17, 2009.

        Prior to our assumption of Mr. Maffei's 2009 employment agreement in connection with the LMC Spin-Off, Old LMC assumed Mr. Maffei's 2009 employment agreement in connection with the Old LMC Split-Off and in February 2012 the agreement was amended and restated effective as of September 23, 2011 to reflect the change in employer and to specify the equity awards covered by the agreement following the Old LMC Split-Off, which included Mr. Maffei's December 17, 2009 grant of options. After giving effect to the adjustments made to equity awards in connection with the Old LMC Split-Off, the elimination of Old LMC's tracking stock structure, the creation of the Liberty Ventures tracking stock at Liberty Interactive, the LMC Spin-Off and the Option Modification Program, the multi-year award granted to Mr. Maffei on December 17, 2009 has been converted into, exchanged for or adjusted to the following equity awards: options to acquire 5,933,101 shares of Liberty Interactive's Series A Liberty Interactive common stock at an exercise price of $19.255, options to acquire 278,831 shares of Liberty Interactive's Series A Liberty Ventures common stock at an exercise price of $58.80, options to acquire 1,179,830 shares of our company's Series A common stock at an exercise price of $94.92, options to acquire 1,184,017 shares of Starz's Series A Liberty Capital common stock at an exercise price of $13.32, 813,647 restricted shares of our company's Series A common stock, 813,647 restricted shares of Starz's Series A Liberty Capital common stock, 2,591,584 restricted shares of Liberty Interactive's Series A Liberty Interactive common stock and 147,387 restricted shares of Liberty Interactive's Series A Liberty Ventures common stock (as related to our common stock, the Multi-Year Award). One-half of these options and restricted shares vest on December 17, 2013, with the remaining options and restricted shares vesting on December 17, 2014, in each case, subject to Mr. Maffei being employed by our company on the applicable vesting date and to the early vesting events described below. The options have a term of 10 years.

        The amended and restated agreement provides that, in the event Mr. Maffei is terminated for cause (as defined in the agreement) he will be entitled only to his accrued base salary, unpaid expenses and any amounts due under applicable law, and he will forfeit all rights to his unvested restricted shares and unvested options. If Mr. Maffei terminates his employment without good reason (as defined in the agreement), he will be entitled only to his accrued base salary, accrued but unpaid bonus for the prior year, unpaid expenses and any amounts due under applicable law (Standard Payments), and he will forfeit all rights to his unvested restricted shares and unvested options. However, in both cases, his vested, unexercised options and similar rights as of his termination date will remain exercisable either (1) for 90 days after his termination or until the original expiration date of the applicable award, if sooner, or (2) if any such termination of his employment occurs following December 31, 2014 or following a change in control of Liberty Media (as defined in the agreement), until the original expiration date of the applicable award. If Mr. Maffei is terminated by Liberty Media without cause or if he terminates his employment for good reason, the agreement provides for him to receive the Standard Payments and a severance payment of $7.8 million and provides for his unvested restricted shares and unvested options and similar rights (including his Multi-Year Award) to vest pro rata based on the portion of the term elapsed through the termination date plus 18 months and for all vested and accelerated options and similar rights to remain exercisable until their respective expiration dates;

provided, that if Mr. Maffei continues to be employed by Liberty Interactive following such a termination from Liberty Media, without cause or for good reason, he may elect to have certain of his unvested equity awards continue to vest in accordance with the terms of the agreement based on his continued service with Liberty Interactive. If a termination without cause or for good reason occurs within 90 days before or 210 days after members of the Malone Group (as defined in the agreement) cease to meet certain ownership requirements with respect to Liberty Media as described in the agreement, then Mr. Maffei's unvested restricted shares and unvested options and similar rights granted by Liberty Media will instead vest in full and will remain exercisable until their respective expiration dates. In the case of Mr. Maffei's death or his disability, the agreement provides for the right to receive the Standard Payments and a severance payment of $7.8 million, for his unvested restricted shares and unvested options and similar rights to fully vest and for his vested and accelerated options and similar rights to remain exercisable until their respective expiration dates. Further, in the event of certain change in control transactions, including spin-off or split-off transactions which exceed a specified threshold of Liberty Media's consolidated assets, Mr. Maffei's unvested restricted shares and unvested options and similar rights would vest in full unless Mr. Maffei is named the Chief Executive Officer of the spin-off or split-off entity and his equity awards are adjusted in the transaction in such a manner as to preserve the intrinsic value thereof. In addition, if Mr. Maffei is terminated without cause or due to disability, or terminates his employment for good reason, Mr. Maffei will be entitled to continuation of certain perquisites for 18 months, including use of our corporate aircraft.

        Also pursuant to the amended and restated employment agreement, Mr. Maffei is entitled to customary benefits and perquisites provided to senior executive officers of Liberty Media and is entitled through the term of his amended and restated employment agreement (and in certain instances described above, for a period of 18 months after the end of his employment) to use of our corporate aircraft as provided in the 2008 letter agreement with Liberty Interactive that Old LMC assumed in connection with the Old LMC Split-Off and that our company assumed in connection with the LMC Spin-Off. See "—Aircraft Usage" below. The amended and restated employment agreement further provides that it is intended to meet the requirements of Section 409A of the Code and provides for certain reimbursements to Mr. Maffei in the event the agreement does not so comply. The agreement also contains customary provisions pertaining to confidentiality and limitations on outside activities.

        As described above, in connection with the Old LMC Split-Off and subsequently the LMC Spin-Off, Old LMC and later our company assumed Mr. Maffei's employment agreement and all outstanding obligations thereunder (other than with respect to Liberty Interactive equity awards, which are now governed by a separate agreement between Mr. Maffei and Liberty Interactive). As a result, Liberty Interactive reimburses us for its allocated portion under the services agreement of customary benefits and perquisites to which Mr. Maffei is entitled pursuant to his employment agreement. Liberty Interactive will also reimburse us for its allocated portion of Mr. Maffei's $7.8 million severance payment in the event of his termination as described above.

        Aircraft Usage.    In 2008, Liberty Interactive entered into a letter agreement with Mr. Maffei (which was assumed by Old LMC in the Old LMC Split-Off and later by Liberty Media in the LMC Spin-Off), pursuant to which he is entitled to personal use of corporate aircraft not to exceed 120 hours of flight time per year through the first to occur of the end of his employment period (December 31, 2014), termination of his employment (subject to his right in certain instances described above to continued use of the aircraft for a period of 18 months after the end of his employment) or the cessation of aircraft ownership by our company. Mr. Maffei will continue to incur taxable income, calculated in accordance with SIFL, for all personal use of our corporate aircraft. Pursuant to our aircraft time sharing agreements with Liberty Interactive and Starz, Liberty Interactive and Starz pay us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that are allocable to Liberty Interactive or Starz, as the case may be. Mr. Maffei's aircraft usage arrangement was amended in February 2013 to clarify that certain flights where there are no passengers on company-owned aircraft would not be charged against the

120 hours of personal flight time per year allotted to Mr. Maffei. Those flights will not be charged if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft.

  Charles Y. Tanabe

        Consulting Agreement.    Effective January 1, 2013, Old LMC entered into a consulting employee agreement (the consulting agreement) with Charles Y. Tanabe, which was assigned to Liberty Media in connection with the LMC Spin-Off. The consulting agreement provides for a two year term ending December 31, 2014 during which Mr. Tanabe will provide legal advice and counsel to Liberty Media and, pursuant to the services agreement, Liberty Interactive and our respective subsidiaries for up to 20 hours per month in the aggregate. At its option, Liberty Media may offer to extend the term of the consulting agreement through December 31, 2015. Mr. Tanabe will receive an annual salary of $60,000. Mr. Tanabe is also entitled to participate in all employee benefits plans and programs of Liberty Media for which he is eligible and he is entitled to receive any benefits and perquisites provided by Liberty Media to its senior executive officers. The consulting agreement may be terminated by either party at any time upon 30 days' prior written notice and may be terminated by Liberty Media at any time for cause (as defined in the consulting agreement). In the event of termination, Mr. Tanabe shall be entitled to receive any accrued but unpaid salary as of the date of termination, and any vested benefits under any plan, policy or program of Liberty Media or an affiliate will be payable in accordance with their terms. Although not a party to the consulting agreement, Liberty Interactive is obligated to reimburse our company for its allocable portion of any payments made to Mr. Tanabe thereunder (other than payments relating to equity awards which are not allocable under the services agreement) pursuant to the services agreement.

        Agreement Regarding Equity Awards.    In connection with his entry into the consulting agreement, Mr. Tanabe entered into a separate agreement with Old LMC providing for amendments (which were approved by the compensation committee of Old LMC) to certain of Mr. Tanabe's outstanding Old LMC equity awards. Although this agreement was entered into between Mr. Tanabe and Old LMC, and thus amended the terms of Mr. Tanabe's Old LMC equity awards, the equity awards relating to our common stock received by Mr. Tanabe in the LMC Spin-Off as a result of adjustments made to his Old LMC equity awards retained these amended terms. Pursuant to this agreement and the LMC Spin-Off, all of Mr. Tanabe's Liberty Media Corporation equity awards that are options or stock appreciation rights (for purposes of this discussion, an option award), whether vested or unvested as of the LMC Spin-Off, provide that upon Mr. Tanabe's separation from service (as described in the agreement) for any reason other than by our company for cause (including as a result of Mr. Tanabe's death or disability and including as a result of a voluntary termination by Mr. Tanabe), each option award that is vested and outstanding at the time of separation (including any option award that becomes vested as a result of such termination) will remain exercisable through the remainder of the term of such option award, determined without reference to any provision relating to such option award that reduces the exercisability of such option award upon Mr. Tanabe's termination of employment but otherwise in accordance with the terms and conditions applicable to such option award. Pursuant to the agreement and the LMC Spin-Off, all of Mr. Tanabe's Liberty Media Corporation option awards that were not vested as of the LMC Spin-Off (the unvested option awards) and all of Mr. Tanabe's Liberty Media Corporation unvested restricted shares as of such date provide that, to the extent not previously vested, such unvested option awards and restricted shares will vest in full on December 31, 2014, provided that Mr. Tanabe's separation has not occurred prior to such date and our company does not timely make an offer to extend the term of the consulting agreement. In the event such offer is timely made and Mr. Tanabe declines or is deemed to have declined such offer pursuant to the terms of the consulting agreement, any unvested option awards and restricted shares that remain unvested as of December 31,

2014 will terminate as of such date. The agreement also provides that upon any other separation of employment occurring without cause (whether before or after December 31, 2014), any unvested option awards and restricted shares will vest in full. The terms of the unvested option awards and unvested restricted shares providing for full vesting upon termination for death or disability remain in effect.

  Richard N. Baer

        Employment Agreement.    On November 7, 2012, Old LMC entered into an executive employment agreement (the employment agreement), effective October 31, 2012, with Richard Baer. Mr. Baer served as an independent contractor providing consulting services to Old Liberty Media and Liberty Interactive from October 31, 2012 until the start of his employment as Senior Vice President and General Counsel with the companies on January 1, 2013. The employment agreement was assigned to Liberty Media in connection with the LMC Spin-Off. The agreement provides for, among other things, a four year term ending on December 31, 2016, with an annual base salary of $825,000, subject to adjustments at Liberty Media's discretion, and an annual discretionary bonus beginning in the calendar year 2013. Pursuant to the terms of the agreement, Mr. Baer's target bonus for each year is 100% of his annual base salary for that year, and in no event will his bonus for any year be greater than two times his annual base salary. Mr. Baer is also entitled to certain benefits and perquisites available to Liberty Media's senior executives. Pursuant to the agreement, on November 8, 2012, as part of the consideration for his services under the employment agreement, Mr. Baer was granted a combination of options and restricted shares. One-half of these options and restricted shares vest on December 31, 2015, with the remaining options and restricted shares vesting on December 31, 2016, in each case, subject to Mr. Baer being employed by our company on the applicable vesting date and to the early vesting events described below. The options have a term of 10 years.

        The agreement provides that, in the event Mr. Baer is terminated for cause (as defined in the employment agreement), he will be entitled to his accrued but unpaid base salary through the date of termination and any unpaid expenses. If, however, Mr. Baer terminates his employment for good reason (as defined in the employment agreement) or if his employment is terminated without cause (as defined in the employment agreement), then he is entitled to receive his accrued but unpaid base salary, any unpaid expenses, any accrued but unpaid bonus from the prior year and a severance payment of two times his annual base salary at the time of termination. If Mr. Baer terminates his employment without good reason (as defined in the employment agreement) or for any reason, he is entitled to receive any accrued but unpaid base salary, any accrued but unpaid bonus from the prior year and any unpaid expenses. In the case of Mr. Baer's death or disability (as defined in the employment agreement), the employment agreement provides for the right for his estate or him, as applicable, to receive any accrued but unpaid base salary, any unpaid expenses, any accrued but unpaid bonus from the prior year and a severance payment of two times his annual base salary at the time of death or disability (as defined in the employment agreement). As a condition to Mr. Baer's receipt of any severance payments as a result of his termination, as well as any acceleration of vesting or extension of exercise periods described in the grant agreements for the equity grants, Mr. Baer must execute a severance agreement and release in favor of Liberty Media in accordance with the procedures set forth in the employment agreement.

        Although not a party to Mr. Baer's employment agreement, Liberty Interactive is obligated to reimburse Liberty Media for its allocable portion of any payments made to Mr. Baer thereunder (other than payments relating to equity awards which are directly settled with the applicable issuer) pursuant to the services agreement.

  Equity Incentive Plans

        The incentive plan is administered by the compensation committee of our board of directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing under the incentive plan (collectively, awards).

        The maximum number of shares of our common stock with respect to which awards may be issued under the incentive plan is 25,000,000, subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, under the incentive plan, no person may be granted in any calendar year awards covering more than 8,000,000 shares of our common stock (subject to anti-dilution and other adjustment provisions of the incentive plan) nor may any person receive under the incentive plan payment for cash awards during any calendar year in excess of $10 million. Shares of our common stock issuable pursuant to awards made under the incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The incentive plan has a 5 year term. For more information regarding the incentive plan, see "Proposals of Our Board—Proposal 2—The Incentive Plan Proposal."

        In connection with the LMC Spin-Off, our company's board of directors adopted the Liberty Media Corporation Transitional Stock Adjustment Plan (the TSAP). The TSAP governs the terms and conditions of equity incentive awards with respect to our common stock issued in connection with adjustments made to equity incentive awards relating to Old LMC's Liberty Capital common stock that were granted prior to the LMC Spin-Off. No further grants are permitted under the TSAP.

  2006 Deferred Compensation Plan

        In connection with the Old LMC Split-Off (pursuant to which employees of Liberty Interactive became employees of Old LMC), Old LMC assumed the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan) and all obligations outstanding thereunder. In connection with the LMC Spin-Off (pursuant to which employees of Old LMC became employees of our company), we assumed the 2006 deferred compensation plan and all obligations outstanding thereunder. Under the 2006 deferred compensation plan, officers at the level of Senior Vice President and above are eligible to elect to defer up to 50% of the portion of such officer's annual base salary and the portion of such officer's cash performance bonus, in each case, allocable to our company pursuant to the services agreement, with the exception of the application of the previously made deferral elections to the 2011 performance-based bonuses which were paid by Liberty Interactive. Mr. Shean had a deferral election in place for such bonus, and Liberty Interactive will remain responsible for the payment of such deferred amount and all interest thereon going forward. Elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years. Compensation deferred under the 2006 deferred compensation plan will earn interest at the rate of 9% per year, compounded quarterly at the end of each calendar quarter.

        In addition to the accelerated distribution events described under "—Potential Payments Upon Termination or Change-in-Control" below, at the eligible officer's request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.

        Our board of directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our board of directors will not result in any distribution acceleration.

Grants of Plan-Based Awards

        The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2012 to the named executive officers (other than Mr. Malone, who did not receive any grants).

						All other stock awards: Number of shares of stock or units (#)(4)	All other option awards: Number of securities underlying options (#)(4)
									Grant date fair value of stock and option awards ($)(5)
			Estimated Future Payouts under Non-equity Incentive Plan Awards					Exercise or base price of option awards ($/Sh)
Name	Grant Date		Threshold ($)(2)	Target ($)	Maximum ($)(3)
Gregory B. Maffei
	3/29/12	(1)	—	3,307,500	6,615,000	—	—	—	—
LMCA	12/4/12		—	—	—	813,647	—	—	—
LMCA	12/4/12		—	—	—	—	152,293	105.56	1,851,731
LMCA	12/4/12		—	—	—	—	155,005	105.56	2,704,682
LMCA	12/4/12		—	—	—	—	454,805	105.56	9,942,538
LMCA	12/4/12		—	—	—	—	1,209,133	105.56	39,395,246
Charles Y. Tanabe
	3/29/12	(1)	—	928,800	1,857,600	—	—	—	—
LMCA	12/4/12		—	—	—	107,386	—	—	—
LMCA	12/4/12		—	—	—	7,063	—	—	—
LMCA	12/4/12		—	—	—	—	4,390	105.56	126,323
LMCA	12/4/12		—	—	—	—	10,502	105.56	302,197
LMCA	12/4/12		—	—	—	—	8,060	105.56	176,200
LMCA	12/4/12		—	—	—	—	194,131	105.56	5,751,713
Albert E. Rosenthaler
	3/29/12	(1)	—	517,200	1,034,400	—	—	—	—
LMCA	12/4/12		—	—	—	57,272	—	—	—
LMCA	12/4/12		—	—	—	3,766	—	—	—
LMCA	12/4/12		—	—	—	—	2,343	105.56	67,420
LMCA	12/4/12		—	—	—	—	5,601	105.56	161,170
LMCA	12/4/12		—	—	—	—	4,300	105.56	94,003
LMCA	12/4/12		—	—	—	—	103,536	105.56	3,067,565
Christopher W. Shean
	3/29/12	(1)	—	577,500	1,155,000	—	—	—	—
LMCA	12/4/12		—	—	—	57,272	—	—	—
LMCA	12/4/12		—	—	—	3,766	—	—	—
LMCA	12/4/12		—	—	—	—	4,300	105.56	94,003
LMCA	12/4/12		—	—	—	—	2,343	105.56	67,420
LMCA	12/4/12		—	—	—	—	5,601	105.56	161,170
LMCA	12/4/12		—	—	—	—	103,536	105.56	3,067,565

(1)
Reflects the date on which Old LMC's compensation committee established the terms of the 2012 performance-based bonus program, as described under "Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—2012 Performance-based Bonuses." Following the LMC Spin-Off, our compensation committee continued the implementation and payout under this plan as previously adopted by the Old LMC compensation committee.

(2)
Our 2012 performance-based bonus program does not provide for a threshold bonus amount for any named executive officer. For the actual bonuses paid by our company see the amounts included for 2012 in the column entitled Non-Equity Incentive Plan Compensation in the "Summary Compensation Table" above.

(3)
Represents the maximum amount that would have been payable to each named executive officer assuming (x) the Threshold was met in order to permit the maximum bonus amounts to have been payable, (y) the full 60% of the participant's maximum bonus amount attributable to individual performance was attained and (z) the full 40% of the participant's maximum bonus amount attributable to corporate performance of our company was attained, and does not give effect to the allocation of any portion of such maximum bonus amount to Liberty Interactive under the services agreement. For more information on this performance bonus program, see "—Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—2012 Performance-based Bonuses."

(4)
Represents equity awards issued in connection with the Option Modification Program in December 2012. See "—Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—Equity Incentive Compensation—Option Modification Program". For more information regarding the vesting terms of these awards, see "Outstanding Equity Awards at Fiscal Year End" below.

(5)
With respect to option awards issued in connection with the Option Modification Program, represents the incremental fair value of each award. With respect to restricted stock awards issued in connection with the Option Modification Program, such awards have no incremental fair value to report.

 Outstanding Equity Awards at Fiscal Year-End

        The following table contains information regarding unexercised options and unvested shares of our common stock which were outstanding as of December 31, 2012 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2012).

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Gregory B. Maffei
Option Awards
LMCA	152,293	—		105.56	3/29/14	—		—
LMCA	155,005	—		105.56	12/24/14	—		—
LMCA	454,805	—		105.56	12/16/15	—		—
LMCA	—	1,209,133	(1)	105.56	12/17/19	—		—
Stock Awards
LMCA	—	—		—	—	813,647	(1)	94,391,188
Charles Y. Tanabe
Option Awards
LMCA	8,060	—		105.56	12/16/15	—		—
LMCA	4,390	—		105.56	12/17/16	—		—
LMCA	—	10,502	(2)	105.56	12/17/16	—		—
LMCA	—	194,131	(3)	105.56	3/19/20	—		—
Stock Awards
LMCA	—	—		—	—	7,063	(2)	819,379
LMCA	—	—		—	—	107,386	(3)	12,457,850
Albert E. Rosenthaler
Option Awards
LMCA	4,300	—		105.56	12/16/15	—		—
LMCA	2,343	—		105.56	12/17/16	—		—
LMCA	—	5,601	(2)	105.56	12/17/16	—		—
LMCA	—	103,536	(3)	105.56	3/19/20	—		—
Stock Awards
LMCA	—	—		—	—	3,766	(2)	436,894
LMCA	—	—		—	—	57,272	(3)	6,644,125
Christopher W. Shean
Option Awards
LMCA	4,300	—		105.56	12/16/15	—		—
LMCA	2,343	—		105.56	12/17/16	—		—
LMCA	—	5,601	(2)	105.56	12/17/16	—		—
LMCA	—	103,536	(3)	105.56	3/19/20	—		—
Stock Awards
LMCA	—	—		—	—	3,766	(2)	436,894
LMCA	—	—		—	—	57,272	(3)	6,644,125

(1)
Vests 50% on December 17, 2013 and 50% on December 17, 2014.

(2)
Vests quarterly based on original amount of grant, with the first vesting date on March 17, 2013 and the final vesting date on December 17, 2013.

(3)
Vests one-third on June 30, 2013, one-third on June 30, 2014 and one-third on December 31, 2015.

Option Exercises and Stock Vested

        The following table sets forth information concerning (i) the exercise of vested options, (ii) the exercise of options that were unvested at the date of the Option Modification Program that were then accelerated in connection with the Option Modification Program (2012 unvested options), and (iii) the vesting of restricted stock held by our named executive officers, in each case, during the year ended December 31, 2012.

        As described in more detail above, in November and December 2012, in response to the wide-spread "fiscal cliff" concerns and other business concerns, our compensation committee determined to complete the Option Modification Program. The values shown in the "Option Awards—Value Realized on Exercise" column below include $188,148,230, which equals the aggregate amount related to the exercise by the named executive officers of 2012 unvested options pursuant to the terms of the Option Modification Program. The aggregate value related to the exercise of the 2012 unvested options included in the table below, net of amounts withheld for taxes, equals $110,856,938.

        Under the Option Modification Program, the 2012 unvested options were required to be replaced (with the exception of shares withheld for payment of taxes) with a combination of new unvested options and new unvested restricted stock awards that have the same vesting requirements and similar terms as the 2012 unvested options. As a result, the unvested options and unvested restricted shares received upon exercise of the 2012 unvested options, will not vest and will be subject to forfeiture by the named executive officers until the named executive officers satisfy the vesting and other requirements applicable to such awards. See "—Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—Equity Incentive Compensation—Option Modification Program" for additional information concerning the Option Modification Program.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)(2)	Value realized on exercise ($)(2)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
John C. Malone
LMCA	234,552	22,418,069	6,703	652,248
Gregory B. Maffei
LMCA	3,177,957	250,184,531	13,927	1,355,208
Charles Y. Tanabe
LMCA	401,710	26,428,506	3,400	330,837
Albert E. Rosenthaler
LMCA	222,812	14,925,130	1,896	184,499
Christopher W. Shean
LMCA	243,105	16,483,018	1,758	171,070

(1)
Includes shares withheld in payment of withholding taxes at election of holder. In the aggregate, $77,291,292 was withheld for taxes payable by the named executive officers related to the exercise of 2012 unvested options.

(2)
Includes the following exercises of vested and 2012 unvested options in connection with the Option Modification Program, except with respect to Mr. Malone, who did not participate in the Option Modification Program (see "—Compensation Discussion and Analysis—Elements of 2012 Executive Compensation—Equity Incentive Compensation—Option Modification Program"). The "2012 Unvested Option Awards" column below includes values related to awards that are subject to continued vesting requirements with the exception of shares and amounts that were withheld for taxes:

	Vested Option Awards		2012 Unvested Option Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on exercise (#)	Value realized on exercise ($)
Gregory B. Maffei
LMCA	762,103	68,721,774	2,022,780	145,771,625
Charles Y. Tanabe
LMCA	12,450	1,082,656	319,082	20,504,927
Albert E. Rosenthaler
LMCA	6,643	577,659	170,175	10,935,839
Christopher W. Shean
LMCA	6,643	577,659	170,175	10,935,839

Nonqualified Deferred Compensation Plans

          The following table sets forth information regarding the 2006 nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2012. Mr. Shean participated in the 2006 deferred compensation plan. See "—Executive Compensation Arrangements—2006 Deferred Compensation" for more information. Mr. Malone's deferred compensation arrangements are described under "—Executive Compensation Arrangements—John C. Malone. In connection with the Old LMC Split-Off and, subsequently, the LMC Spin-Off, these arrangements and the outstanding obligations thereunder were assumed by Old LMC effective September 23, 2011 and later by Liberty Media effective January 11, 2013 (with a limited exception, see note (3) below).

Name	Executive contributions in 2012 ($)	Registrant contributions in 2012 ($)	Aggregate earnings in 2012 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/12 ($)(2)
John C. Malone	—	—	2,687,397	(3,082,818)	21,304,992
Christopher W. Shean(3)	110,842	—	60,186	(63,297)	736,114

(1)
Of these amounts, the following were reported in the "Summary Compensation Table" as above-market earnings that were credited to the named executive officer's deferred compensation account during 2012:

Name	Amount ($)
John C. Malone	257,336
Christopher W. Shean	15,870
(2)
In the prior year proxy statement of Old LMC, Old LMC reported the following above-market earnings that were credited as interest to the applicable officer's deferred compensation accounts during the year 2011:

Name	Amount ($)
John C. Malone	65,489
Christopher W. Shean	3,377

(3)
As described above in "—Executive Compensation Arrangements—2006 Deferred Compensation," Mr. Shean had a deferral election in place under the 2006 deferred compensation plan following the Old LMC Split-Off with respect to $32,336, which represents 10% of a portion of his 2011 performance-based bonus that was allocable to and paid by Liberty Interactive. Liberty Interactive will continue to be responsible for the payment of the $32,336 of deferred principal amount and for the payment of interest income at the rate of 9% per annum, compounded quarterly, thereon.

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth the potential payments to our named executive officers if their employment with Old LMC had terminated or a change in control had occurred, in each case, as of December 31, 2012. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.

        The amounts provided in the tables are based on the closing market price on December 31, 2012, the last trading day of such year, for Old LMC's Series A Liberty Capital common stock, which was $116.01. The value of the options and SARs shown in the table is based on the spread between the exercise or base price of the award and such closing market price. The value of the restricted stock shown in the table is based on such closing market price and the number of shares vested.

        Each of our named executive officers has received awards and payments under the existing incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plans. Additionally, each of Messrs. Malone and Maffei is entitled to certain payments and certain acceleration rights upon termination under his respective employment agreement. See "—Executive Compensation Arrangements" above.

        Set forth below is a description of the circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout (other than those described under "—Executive Compensation Arrangements," which are incorporated by reference herein):

        Voluntary Termination.    Under the existing incentive plans, each named executive officer would only have a right to the equity grants that vested prior to his termination date.

        Under the 2006 deferred compensation plan, we do not have an acceleration right to pay out account balances to the participants upon this type of termination. For purposes of the tabular presentation below, we have assumed that we were permitted to make payments to the executive officers in accordance with their respective standing elections under the plans, subject to compliance with Section 409A of the Code.

        Termination for Cause.    All outstanding equity grants constituting options or stock appreciation rights, whether unvested or vested but not yet exercised, and all equity grants constituting unvested restricted shares under the existing incentive plans would be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting options or similar rights) who is terminated for "cause." The existing incentive plans define "cause" as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), "cause" means a felony conviction for fraud, misappropriation or embezzlement.

        No immediate distributions under the 2006 deferred compensation plan are permitted as a result of this type of termination (other than pursuant to the compensation committee's right to distribute certain de minimus amounts from an officer's deferred compensation account).

        Termination Without Cause.    Pursuant to the existing incentive plans and the related award agreements (and except as described below), if a named executive officer without an employment or similar separate agreement were terminated without cause (as defined in the applicable award agreements), in addition to his vested equity awards, he would be entitled to vesting in full with respect to any outstanding options, SARs or restricted share awards that would have vested during the calendar year in which the termination occurs. The award agreements relating to Mr. Tanabe's, Shean's and Rosenthaler's Multi-Year Awards provide for vesting of those options or restricted shares, as applicable, that would have vested during the 12-month period following the termination date if such person had remained an employee, plus a pro rata portion of the remaining unvested options or restricted shares, as applicable, based on the portion of the vesting period elapsed through the termination date.

        No immediate distributions under the 2006 deferred compensation plan are permitted as a result of this type of termination (other than pursuant to the compensation committee's right to distribute certain de minimus amounts from an officer's deferred compensation account).

        Death.    In the event of death, the existing incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards.

        No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.

        Assuming the deceased executive filed an election to accelerate distributions upon his separation from service, the beneficiary of a deceased executive has the option to accelerate distributions under the 2006 deferred compensation plan (which option is assumed to have been exercised for purposes of the tabular presentation below).

        Disability.    In the event of a disability, which is generally the inability to perform gainful activity for at least 12 months, the existing incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards.

        No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.

        Assuming the disabled executive filed an election to accelerate distributions upon his separation from service, a disabled executive has the option to accelerate distributions under the 2006 deferred compensation plan (which option is assumed to have been exercised for purposes of the tabular presentation below).

        Change in Control.    In case of a change in control, the incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share awards. A change in control is generally defined as:

  •
  The acquisition of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors.

  •
  Any non-exempt person purchases our common stock pursuant to a tender offer or exchange offer, without the prior consent of our board of directors.

  •
  The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

  •
  Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

        In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards (other than those held by Mr. Maffei, whose awards are more specifically covered by the terms of his employment agreement) if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed no such determination was made.

        The 2006 deferred compensation plan provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).

Benefits Payable Upon Termination or Change in Control

Name	Voluntary Termination ($)		Termination for Cause ($)		Termination Without Cause or for Good Reason ($)		Death ($)		Disability ($)		After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	13,000		—		13,000		—		13,000		13,000
Installment Severance Plan(2)	31,595,911		31,595,911		31,595,911		31,595,911		31,595,911		31,595,911
1993 Deferred Compensation Arrangement(3)	3,876,445		3,876,445		3,876,445		2,177,121		3,876,445		3,876,445
1982 Deferred Compensation Arrangement(3)	45,705,540		45,705,540		45,705,540		19,127,871		45,705,540		45,705,540

Total	81,190,896		81,177,896		81,190,896		52,900,903		81,190,896		81,190,896

Gregory B. Maffei
Severance(6)	—		—		7,800,000		7,800,000		7,800,000		7,800,000
Options/SARs	7,963,976	(4)	7,963,976	(4)	14,281,691	(7)	20,599,416	(5)	20,599,416	(5)	20,599,416	(5)
Restricted Stock	—		—		47,195,536	(7)	94,391,188	(5)	94,391,188	(5)	94,391,188	(5)

Total	7,963,976		7,963,976		69,277,227		122,790,605		122,790,605		122,790,605

Charles Y. Tanabe
Options/SARs	130,103	(4)	—		1,457,278	(8)	2,268,517	(5)	2,268,517	(5)	2,268,517	(5)
Restricted Stock	—		—		8,150,050	(8)	13,277,228	(5)	13,277,228	(5)	13,277,228	(5)

Total	130,103		—		9,607,328		15,545,746		15,545,746		15,545,746

Albert E. Rosenthaler
Options/SARs	69,419	(4)	—		777,243	(8)	1,209,901	(5)	1,209,901	(5)	1,209,901	(5)
Restricted Stock	—		—		4,346,653	(8)	7,081,018	(5)	7,081,018	(5)	7,081,018	(5)

Total	69,419		—		5,123,896		8,290,919		8,290,919		8,290,919

Christopher W. Shean
Deferred Compensation(9)	736,114		736,114		736,114		736,114	(10)	736,114	(10)	736,114	(10)
Options/SARs	69,419	(4)	—		777,243	(8)	1,209,901	(5)	1,209,901	(5)	1,209,901	(5)
Restricted Stock	—		—		4,346,653	(8)	7,081,018	(5)	7,081,018	(5)	7,081,018	(5)

Total	805,533		736,114		5,860,010		9,027,033		9,027,033		9,027,033

(1)
Under Mr. Malone's employment agreement, which was assigned to us in the Old LMC Split-Off and later to our company in the LMC Spin-Off, if his employment had been terminated, as of December 31, 2012, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone's prior written notice, he would have been entitled to a lump sum severance payment of $13,000 payable upon termination, which is equal to five years' of his current annual salary of $2,600. See "—Executive Compensation Arrangements—John C. Malone" above. Pursuant to the services agreement, 50% of such lump sum severance payment would have been allocable to Liberty Interactive.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2012. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone's compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See "—Executive Compensation Arrangements—John C. Malone" above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in connection with the LMC Split-Off. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2012. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone's compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone's employment had been terminated, as of December 31, 2012, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See "—Executive Compensation Arrangements—John C. Malone" above.

(4)
Based on the number of vested options and SARs held by each named executive officer at year-end. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

(5)
Based on (i) the number of vested options and SARs and (ii) the number of unvested options and SARs and the number of shares of restricted stock, in each case, held by each named executive officer at year-end. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

(6)
If Mr. Maffei's employment had been terminated at Liberty Media's election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) (whether before or within a specified period following a change in control), as of December 31, 2012, he would have been entitled to receive a lump sum payment of $7,800,000. See "—Executive Compensation Arrangements—Gregory B. Maffei" above. Pursuant to the services agreement, 50% of such lump sum severance payment would have been allocable to Liberty Interactive.

(7)
Based on (i) the number of vested options and SARs held by Mr. Maffei at year-end and (ii) the number of unvested options and SARs and the number of shares of restricted stock held by Mr. Maffei at year-end that would vest during his 18-month severance period (January 1, 2013 through June 30, 2014), pursuant to his employment arrangements. See "—Executive Compensation Arrangements—Gregory B. Maffei" above and the "Outstanding Equity Awards at Fiscal Year-End" table above.

(8)
Based on (i) the number of vested options and SARs held by such named executive officer at year-end and (ii) the number of unvested options and SARs and the number of shares of restricted stock held by such named executive officer at year-end that would vest during his 12-month severance period (January 1, 2013 through December 31, 2013). See the "Outstanding Equity Awards at Fiscal Year-End" table above.

(9)
Amounts include $35,452, which would be allocable to and payable by Liberty Interactive based on a one-time deferral election of a portion of his annual cash bonus that was allocable to and paid by Liberty Interactive pursuant to the services agreement. See "—Executive Compensation Arrangements—2006 Deferred Compensation" and "—Nonqualified Deferred Compensation Plans" above for more information.

(10)
Under these circumstances (and subject to the assumptions described above), Mr. Shean would receive an immediate distribution of the balance of his deferred compensation account (rather than receiving distributions under the plan in accordance with the elections previously filed by Mr. Shean).

 DIRECTOR COMPENSATION

Nonemployee Directors

        Director Fees.    Each of our directors who is not an employee of our company is paid an annual fee of $169,000 (which we refer to as the director fee), of which $83,000 is payable in cash and the balance is payable in restricted shares or options to purchase shares of LMCA. See "—Director Restricted Share Grants" and "—Director Option Grants" below for information on the incentive awards granted in 2012 to the nonemployee directors. Each of our directors who resides outside of Colorado receives $2,000 per meeting for attending meetings at our offices in Englewood, Colorado. The chairman of the audit committee of our board of directors and each other member of that committee is paid an additional annual fee of $30,000. With respect to our executive committee, each nonemployee member thereof receives an additional annual fee of $10,000 for his participation on the committee. With respect to our compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of $10,000 for his or her participation on each such committee, except that any committee member who is also the chairman of that committee instead receives an additional annual fee of $20,000 for his or her participation on that committee. The cash portion of the director fees, the meeting fees and the fees for participation on committees are payable quarterly in arrears.

        Charitable Contributions.    If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000 per year.

        Equity Incentive Plan.    The Liberty Media Corporation 2013 Nonemployee Director Incentive Plan (the director plan) is administered by our entire board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The director plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our board of directors may grant non-qualified stock options, SARs, restricted shares, restricted stock units and cash awards or any combination of the foregoing under the director plan.

        The maximum number of shares of our common stock with respect to which awards may be issued under the director plan is 1,500,000, subject to anti-dilution and other adjustment provisions of the plan. Shares of our common stock issuable pursuant to awards made under the director plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. For more information regarding the director plan, see "Proposals of Our Board—Proposal 3—The Director Plan Proposal."

        As described above, in connection with the LMC Spin-Off, our company's board of directors adopted the Liberty Media Corporation Transitional Stock Adjustment Plan (the TSAP), which governs the terms and conditions of awards issued in the LMC Spin-Off in connection with adjustments made to awards previously granted by Old LMC with respect to its common stock, including those described in the following two paragraphs.

        In 2012, each of our non-employee directors was given a choice of receiving his or her annual equity grant in the form of restricted shares or options.

        Director Restricted Share Grants.    Pursuant to our director compensation policy described above and Old LMC's 2011 Nonemployee Director Incentive Plan, the following grants, which are now governed by the TSAP, on December 17, 2012, each of Mr. Bennett, Mr. Fisher, Dr. Evan Malone, Mr. Rapley, Mr. Romrell and Ms. Wong were granted 795 restricted shares of LMCA. These restricted shares will vest on the second anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and will be forfeited if the grantee resigns or is removed from the board before the vesting date.

        Director Option Grants.    Pursuant to our director compensation policy described above and the director plan, on December 17, 2012, Mr. Gilchrist was granted options to purchase 1,720 shares of LMCA at an exercise price equal to $114.14, which was the closing price of such stock on the grant date, which options are now governed by the TSAP. The per share grant date fair value of these options for each director was $40.6781. The options will become exercisable on the second anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	All other compensation ($)(4)	Total ($)
Robert R. Bennett	90,000	90,741	—	13,218	193,959
Donne F. Fisher	120,000	90,741	—	13,218	223,959
M. Ian G. Gilchrist	146,000	—	69,966	7,478	223,444
Evan D. Malone	86,000	90,741	—	—	176,741
David E. Rapley	110,000	90,741	—	13,218	213,959
Larry E. Romrell	120,000	90,741	—	13,218	223,959
Andrea L. Wong	106,000	90,741	—	—	196,741

(1)
John C. Malone and Gregory B. Maffei, each of whom is a director of our company and a named executive officer, received no compensation for serving as directors of our company during 2012.

(2)
As of December 31, 2012, our directors (other than Mr. Maffei, whose stock incentive awards are listed in "Outstanding Equity Awards at Fiscal Year-End" above) held the following stock incentive awards:

	Robert R. Bennett	Donne F. Fisher	M. Ian G. Gilchrist	Evan D. Malone	David E. Rapley	Larry E. Romrell	Andrea L. Wong
Options/SARs
LMCA	7,053	15,881	4,520	8,524	—	2,800	—
Restricted Stock
LMCA	1,895	795	—	795	1,895	795	1,895
(3)
The aggregate grant date fair value of the stock options and restricted stock awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2012 (which are included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2013).

(4)
Represents health insurance premiums paid by our company for the benefit of such director.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2012 with respect to shares of our common stock authorized for issuance under our equity compensation plans. This table assumes (i) that the LMC Spin-Off had occurred on December 31, 2012 and (ii) that outstanding Old LMC equity incentive awards had been adjusted as of such date in connection with the LMC Spin-Off.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders: None.
Equity compensation plans not approved by security holders:(2)
Liberty Media Corporation 2013 Incentive Plan			25,000,000
LMCA	0	N/A
LMCB	—	—
Liberty Media Corporation 2013 Nonemployee Director Incentive Plan			1,500,000
LMCA	0	N/A
LMCB	—	—
Liberty Media Corporation Transitional Stock Adjustment Plan			—	(3)
LMCA	4,023,948	$90.47
LMCB	—	—

Total
LMCA	4,023,948

LMCB	—

			26,500,000

(1)
Each plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(2)
The Liberty Media Corporation 2013 Incentive Plan, the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan and the Liberty Media Corporation Transitional Stock Adjustment Plan were previously approved by our board of directors in connection with the LMC Spin-Off. As described above under "Proposals of Our Board—Proposal 2—The Incentive Plan Proposal" and "Proposals of Our Board—Proposal 3—The Director Plan Proposal," we are seeking stockholder approval of the Liberty Media Corporation 2013 Incentive Plan and the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan at the annual meeting.

(3)
The Liberty Media Corporation Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to our company's common stock that were granted in connection with adjustments made to awards granted by Old LMC with respect to its common stock. As a result, no further grants are permitted under this plan.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed "related party transaction" (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.

Agreements Entered Into in Connection with the LMC Spin-Off

        In connection with the LMC Spin-Off, our company and Old LMC entered into the agreements described below (the "Spin-Off Agreements"). For purposes of these descriptions, we refer to our former parent company, Starz, prior to the LMC Spin-Off as "Old LMC" and following the LMC Spin-Off as "Starz."

  Reorganization Agreement

        On January 10, 2013, Old LMC (now known as Starz) entered into a reorganization agreement with our company to provide for, among other things, the principal corporate transactions (including the internal restructuring) required to effect the LMC Spin-Off, certain conditions to the LMC Spin-Off and provisions governing the relationship between Starz and our company with respect to and resulting from the LMC Spin-Off. The reorganization agreement also provides for mutual indemnification obligations, which are designed to make Liberty Media financially responsible for substantially all of the liabilities that may exist relating to the businesses and assets included in Liberty Media at the time of the LMC Spin-Off together with liabilities arising out of or resulting from any breach of, failure to perform or comply with any covenant, undertaking or obligation of our company or any of its subsidiaries under the reorganization agreement, any agreement relating to the internal restructuring or any agreement to be entered into in connection with the LMC Spin-Off, as well as for all liabilities incurred by our company after the LMC Spin-Off, and to make Starz financially responsible for all potential liabilities of our company which are not related to our company's businesses, including, for example, any liabilities arising as a result of our company having been a subsidiary of Starz, together with liabilities (i) relating to our company's guarantee of the obligations of Starz or its subsidiaries under certain studio output agreements to which Starz or its subsidiaries are a party or (ii) arising out of or resulting from any breach of, failure to perform or comply with any covenant, undertaking or obligation of Starz or any of its subsidiaries under the reorganization agreement, any agreement relating to the internal restructuring or any agreement to be entered into in connection with the LMC Spin-Off. These indemnification obligations exclude any matters relating to taxes. For a description of the allocation of tax-related obligations, please see "—Tax Sharing Agreement" below.

        In addition, the reorganization agreement provides for each of our company and Starz to preserve the confidentiality of all confidential or proprietary information of the other party for five years following the LMC Spin-Off, subject to customary exceptions, including disclosures required by law, court order or government regulation.

  Tax Sharing Agreement

        Prior to the effective time of the LMC Spin-Off, Liberty Media entered into a tax sharing agreement with Starz (the tax sharing agreement) that governs Starz's and Liberty Media's respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of tax audits and other tax matters. References in this summary (i) to the terms "tax" or "taxes" mean U.S. federal, state, local and foreign taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes, (ii) to the term "LMC Spin-Off tax-related losses" refer to losses arising from the failure of the LMC Spin-Off and related restructuring transactions to be tax-free, (iii) to the term "Conversion tax-related losses" refer to losses arising from the failure of the conversion of Old LMC's Liberty Starz common stock into its Liberty Capital common stock on November 28, 2011 (the Starz Conversion) to be tax-free (except with respect to the issuance of cash in lieu of fractional shares), (iv) to the term "Old LMC Split-Off tax-related losses" refer to losses arising from the Old LMC Split-Off and certain related restructuring transactions as a result of (x) the failure of such transactions to be tax-free or (y) any series of stock of Liberty Interactive or Old LMC not being treated as stock of Liberty Interactive or Old LMC, respectively, or being treated as Section 306 stock within the meaning of Section 306(c) of the Code, for U.S. federal income tax purposes, and (v) to the term "Compensatory Equity Interests" refer to any equity interests, stock, options, stock appreciation rights, or similar rights granted prior to the LMC Spin-Off (including any such interests or rights which are adjusted in connection with the LMC Spin-Off) in connection with employee, independent contractor or director compensation.

        In addition, references to the "Starz group" mean, following the effective time of the LMC Spin-Off, Starz and its subsidiaries; and references to the "Starz business" generally mean, (x) with respect to any tax year (or portion thereof) ending at or before the effective time of the LMC Spin-Off, the assets, liabilities and businesses of, and any equity or debt interests in, Starz, LLC, Starz Entertainment LLC, Starz Media Group, LLC (Starz Media), any predecessor of any of the foregoing, and each of their respective subsidiaries, and (y) with respect to any tax year (or portion thereof) beginning after the effective time of the LMC Spin-Off, the assets, liabilities, and businesses of the Starz group. References to the "Liberty Media group" mean, following the effective time of the LMC Spin-Off, Liberty Media and its subsidiaries; and references to the "Liberty Media business" generally mean, (x) with respect to any tax year (or portion thereof) ending at or before the effective time of the Old LMC Split-Off, the assets, liabilities and businesses of Liberty Interactive (or its predecessor, Liberty Interactive LLC) and their respective subsidiaries (other than (1) the Starz business, (2) the assets, liabilities and businesses that were tracked during such tax year (or portion thereof), and only for so long as so tracked, by Liberty Interactive's Liberty Interactive common stock, and (3) with respect to any tax year (or portion thereof) ending prior to May 9, 2006, the assets, liabilities and businesses of, and any equity or debt interests in, QVC, Inc., Provide Commerce, Inc. and their respective subsidiaries), (y) with respect to any tax year (or portion thereof) beginning after the effective time of the Old LMC Split-Off and ending at or before the effective time of the LMC Spin-Off, the assets, liabilities and businesses of Old LMC and its subsidiaries (other than the Starz business), and (z) with respect to any tax year (or portion thereof) beginning after the effective time of the LMC Spin-Off, the assets, liabilities, and businesses of the Liberty Media group.

        Liberty Media and certain of Liberty Media's eligible subsidiaries that were contributed to Liberty Media in connection with the LMC Spin-Off joined with Old LMC in the filing of a consolidated return for U.S. federal income tax purposes and also joined with Old LMC in the filing of certain consolidated, combined, and unitary returns for state, local, and foreign tax purposes. However, generally for tax periods beginning after the LMC Spin-Off, Liberty Media and the members of its group do not join with Starz in the filing of federal, state, local or foreign consolidated, combined or unitary tax returns.

        Under the tax sharing agreement, Starz is liable for the taxes (determined without regard to tax benefits) allocated to it, as reduced first by any tax benefits allocated to it and then by any tax benefits allocated to Liberty Media (to the extent such benefits are not first used by Liberty Media), and must pay such taxes, as so reduced, to the applicable tax authority or to Liberty Media (if Liberty Media is responsible for preparing the applicable tax return), and Starz is liable for paying Liberty Media for any tax benefits allocated to Liberty Media that are used by Starz to reduce the taxes allocated to it. Similarly, Liberty Media is liable for the taxes (determined without regard to tax benefits) allocated to Liberty Media, as reduced first by any tax benefits allocated to it and then by any tax benefits allocated to Starz (to the extent such benefits are not first used by Starz), and must pay such taxes, as so reduced, to the applicable tax authority or to Starz (if Starz is responsible for preparing the applicable tax return), and Liberty Media is liable for paying Starz for any tax benefits allocated to Starz that are used by Liberty Media to reduce the taxes allocated to it.

        Generally, taxes (determined without regard to tax benefits) for any tax year (or portion thereof) shall be allocated between Starz and Liberty Media in proportion to the taxable income or other applicable items of the Starz business and the Liberty Media business that contribute to such taxes, and tax benefits shall be allocated between Starz and Liberty Media in proportion to the losses, credits or other applicable items of the Starz business and the Liberty Media business that contribute to such tax benefits. Tax items attributable to the Liberty Media business that are carried forward or back and used as a tax benefit in another tax year generally shall be allocated to Liberty Media, and tax items attributable to the Starz business that are carried forward or back and used as a tax benefit in another tax year shall be allocated to Starz. Special allocation rules apply, however, as follows:

  •
  Liberty Media is allocated any taxes and LMC Spin-Off tax-related losses that result from the LMC Spin-Off and related restructuring transactions (other than a portion of any transfer taxes as described below), except that Starz is allocated any such taxes or LMC Spin-Off tax-related losses that (i) result primarily from, individually or in the aggregate, a breach by Starz of any of its restrictive covenants described below, (ii) result from Section 355(e) of the Code applying to the LMC Spin-Off as a result of the LMC Spin-Off being part of a plan (or series of related transactions) pursuant to which one or more persons acquire a 50-percent or greater interest (measured by vote or value) in the stock of Old LMC/Starz, or (iii) result from deferred intercompany items or excess loss accounts that are triggered by the LMC Spin-Off, and that would otherwise be allocated to Starz;

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  Liberty Media is allocated any taxes and Conversion tax-related losses resulting from the Starz Conversion, except that Starz is allocated any such taxes or Conversion tax-related losses that result primarily from, individually or in the aggregate, a breach by Starz of any of its restrictive covenants described below;

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  Liberty Media is allocated any taxes and Old LMC Split-Off tax-related losses resulting from the Old LMC Split-Off and related restructuring transactions, except that Starz is allocated any such taxes or Old LMC Split-Off tax-related losses that (i) result primarily from, individually or in the aggregate, a breach by Starz of any of its restrictive covenants described below, (ii) result from Section 355(e) of the Code applying to the Old LMC Split-Off as a result of the Old LMC Split-Off being part of a plan (or series of related transactions) pursuant to which one or more persons acquire a 50-percent or greater interest (measured by vote or value) in the stock of Old LMC/Starz, or (iii) result from deferred intercompany items or excess loss accounts that are triggered by the Old LMC Split-Off, and that would otherwise be allocated to Starz;

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  Liberty Media is allocated any taxes and losses resulting from (i) the treatment of the Liberty Capital common stock or the Liberty Starz common stock as other than stock of Old LMC, or as Section 306 stock within the meaning of Section 306(c) of the Code, in any taxable period (or portion thereof) ending at or before the LMC Spin-Off, or (ii) the actual or deemed disposition of any assets caused by the issuance of Old LMC's Liberty Capital common stock or Liberty Starz common stock in any taxable period (or portion thereof) ending at or before the LMC Spin-Off; provided, however, that Starz is allocated any such taxes or losses that (x) result primarily from, individually or in the aggregate, a breach by Starz of any of its restrictive covenants described below, or (y) result from deferred intercompany items or excess loss accounts that are triggered thereby, and that would otherwise be allocated to Starz;

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  Starz is allocated any tax benefit that results from the carryback of a tax item that is otherwise allocated to Liberty Media during a tax year beginning after the effective time of the LMC

    Spin-Off to a tax return that Starz is responsible for filing for a tax year beginning before the LMC Spin-Off to the extent (and only to such extent) that such carryback increases the taxes or reduces the tax benefits that would otherwise be allocable to Starz;

  •
  for any tax year (or portion thereof) ending at or before the effective time of the LMC Spin-Off, (x) taxes and tax items arising from the issuance, vesting, exercise or settlement of any Compensatory Equity Interests (1) with respect to any series of Old LMC's Liberty Starz common stock or Liberty Interactive's Liberty Starz common stock or (2) in Starz, LLC, Starz Entertainment LLC, Starz Media, any predecessor of any of the foregoing, any of their respective subsidiaries, or any entity acquired, directly or indirectly, by Starz following the LMC Spin-Off (each, a Starz Entity) are allocated to Starz; (y) taxes and tax items arising from the issuance, vesting, exercise or settlement of any Compensatory Equity Interests with respect to any series of Old LMC's Liberty Capital common stock or Liberty Interactive's Liberty Capital common stock or in any entity (including DIRECTV, Discovery Communications, Inc., Liberty Global, Inc., and Ascent Capital Group, Inc.) other than Old LMC or any Starz Entity are allocated to Liberty Media; and (z) any other taxes or tax items related to employee, independent contractor or director compensation or employee benefits are allocated to Starz to the extent that the Starz business is or was responsible for the underlying obligation and to Liberty Media to the extent that the Liberty Media business is or was responsible for the underlying obligation;

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  for any tax year (or portion thereof) beginning after the effective time of the LMC Spin-Off, (x) taxes and tax items arising from the issuance, vesting, exercise or settlement of any Compensatory Equity Interests with respect to any class or series of Starz stock or in any member of the Starz group or any Starz Entity are allocated to Starz; (y) taxes and tax items arising from the issuance, vesting, exercise or settlement of any Compensatory Equity Interests with respect to any class or series of Liberty Media stock or in any member of the Liberty Media group or any entity (including DIRECTV, Discovery Communications, Inc., Liberty Global, Inc., and Ascent Capital Group, Inc.) other than Starz, any member of the Starz group or any Starz Entity are allocated to Liberty Media; and (z) any other taxes or tax items related to employee, independent contractor or director compensation or employee benefits are allocated to Starz to the extent that the Starz business is or was responsible for the underlying obligation and to Liberty Media to the extent that the Liberty Media business is or was responsible for the underlying obligation;

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  any alternative minimum federal tax credit shall be allocated between Starz and Liberty Media in a manner that offsets the excess of the net payments previously made between the parties with respect to the tax return in which the corresponding alternative minimum federal tax liability was reported over the net payments that would have been made between the parties if no alternative minimum federal tax liability had been owed with respect to such tax return (treating any payment received as a negative amount of net payments made for this purpose);

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  for any tax period (whether beginning before, at or after the effective time of the LMC Spin-Off), taxes and tax items of any subsidiary that is acquired, directly or indirectly, after the LMC Spin-Off by any member of the Starz group or by any member of the Liberty Media group shall generally be allocated to Starz or Liberty Media, respectively;

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  Liberty Media shall be allocated (x) the capital loss resulting from the sale by Starz, LLC of a portion of its equity interests in Starz Media to The Weinstein Company LLC and (y) the capital loss recognized under Section 331 of the Code with respect to Starz, LLC's equity interest in Starz Media resulting from the deemed liquidation of Starz Media for U.S. federal income tax purposes;

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  Starz and Liberty Media shall each be allocated 50 percent of any transfer taxes arising from the LMC Spin-Off and related restructuring transactions; and

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  Liberty Media shall be allocated all taxes, tax items, losses and payments attributable to Old LMC's tax sharing agreement with Liberty Interactive and Liberty Interactive LLC (the Liberty Interactive Tax Sharing Agreement), except that Starz shall be allocated any such taxes, tax items, losses and payments that (x) are attributable to the Starz business, (y) are attributable to taxes, tax items, or losses that are specially allocated to Starz, as described above, or (z) result primarily from, individually or in the aggregate, a breach by Starz of any of its restrictive covenants described below.

        Payments will initially be made between Starz and Liberty Media on the basis of the tax returns as filed, or if the tax is not reported on a tax return, on the basis of the amount of tax initially paid to the tax authority. Additional payments will then be made if additional taxes are subsequently paid, refunds or tax benefits are subsequently received or utilized, or the amount or character of any tax item is adjusted or redetermined. Payments that are not made within the time period prescribed by the tax sharing agreement will bear interest until they are made.

        Starz is responsible for preparing and filing all tax returns for any tax year beginning on or before the date of the LMC Spin-Off which include tax items allocable to both the Starz business and the Liberty Media business, and any tax returns for any tax year beginning after the date of the LMC Spin-Off that includes one or more members of the Starz group and the Liberty Media group. In addition, for any tax year beginning on or before the date of the LMC Spin-Off, Starz is responsible for preparing and filing any tax returns that include only tax items allocable to the Starz business, and Liberty Media is responsible for preparing and filing any tax returns that include only tax items allocable to the Liberty Media business; and for any tax year beginning after the date of the LMC Spin-Off, Starz is responsible for preparing and filing any tax returns that include only one or more members of the Starz group, and Liberty Media is responsible for preparing and filing any tax returns that include only one or more members of the Liberty Media group. Liberty Media generally has the right to review and consent (which consent shall not be unreasonably withheld or delayed) to the treatment in any tax return prepared by Starz of any tax items allocated to Liberty Media under the rules above. In addition, without obtaining the consent of Liberty Media (which consent shall not be unreasonably withheld or delayed), Starz is not permitted to file, or cause to be filed, any amended tax return, to the extent that such amended tax return, if accepted by the applicable tax authority, would be likely to increase the tax liability of Liberty Media, or give rise to a payment under the tax sharing agreement by Liberty Media, for any tax year (or portion thereof).

        On any tax return that Liberty Media is responsible for preparing and filing, Liberty Media may not take (and shall cause the members of the Liberty Media group not to take) any position that it knows, or reasonably should know, would adversely affect the Starz group (unless the failure to take such position would be contrary to applicable law), and Liberty Media and the members of the Liberty Media group must allocate tax items between any tax returns for which Liberty Media is responsible and any related tax return for which Starz is responsible that are filed with respect to the same tax year in a manner that is consistent with the reporting of such tax items on the tax return prepared by Starz. Liberty Media also agreed to make any applicable elections under applicable tax law necessary to effect such allocation. Liberty Media 's ability to obtain a refund from the carryback of a tax benefit that is allocable to the Liberty Media business in a tax year beginning after the LMC Spin-Off to a tax return for which Starz is responsible for preparing in a tax year beginning prior to the LMC Spin-Off will be at the discretion of Starz. Moreover, any refund that Liberty Media may obtain will be net of any portion of such tax benefit that is allocated to Starz under the special allocation rules described above.

        Starz generally has the authority to respond to and control all tax proceedings, including tax audits, involving any taxes reported on tax returns for which Starz is responsible for preparing and filing, and Liberty Media has the right to participate, at Liberty Media's own cost and expense, in such tax proceedings to the extent they involve taxes or tax benefits allocable to Liberty Media. Liberty Media generally has the authority to respond to and control all tax proceedings, including tax audits, involving any taxes reported on tax returns for which Liberty Media is responsible for preparing and filing, and Starz has the right to participate, at its own cost and expense, in such tax proceedings to the extent they involve taxes or tax benefits allocable to Starz. Notwithstanding the foregoing, Starz and Liberty Media have the authority to jointly control all proceedings, including tax audits, involving any taxes or certain tax-related losses arising from the LMC Spin-Off, the Starz Conversion, the Old LMC Split-Off, and Old LMC's former tracking stock. In addition, Liberty Media has the authority to control all proceedings, including tax audits, involving any liabilities arising under the Liberty Interactive Tax Sharing Agreement, except that Starz and Liberty Media have the right to jointly control any proceedings involving any such liabilities arising from the Old LMC Split-Off, and Starz has the right to participate in any other proceedings relating to the Liberty Interactive Tax Sharing Agreement to the extent they involve taxes, tax items, losses or payments allocable to Starz.

        The tax sharing agreement further provides for the exchange of information for tax matters (and confidentiality protections related to such exchanged information), the retention of records that may affect the tax liabilities of the parties to the agreement, and cooperation between Starz and Liberty Media with respect to tax matters and in obtaining any supplemental private letter ruling from the IRS related to the LMC Spin-Off that may be reasonably requested by a party.

        To the extent permitted by applicable tax law, Starz and Liberty Media will treat any payments made under the tax sharing agreement as a capital contribution or distribution (as applicable) immediately prior to the LMC Spin-Off. However, if any payment causes, directly or indirectly, an increase in the taxable income of the recipient (or its group), the payor's payment obligation will be grossed up to take into account the taxes owed by the recipient (or its group).

        Finally, each of Starz and Liberty Media are restricted by certain covenants related to the LMC Spin-Off, the Starz Conversion, and the Old LMC Split-Off. These restrictive covenants require that neither Starz, Liberty Media, any member of their respective groups, nor any of their respective affiliates take, or fail to take, any action following the LMC Spin-Off if such action, or failure to act:

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  would be inconsistent with or prohibit certain restructuring transactions related to the LMC Spin-Off from qualifying for tax-free treatment for U.S. federal income tax purposes to Old LMC and each of its subsidiaries immediately prior to the LMC Spin-Off;

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  would be inconsistent with or prohibit the LMC Spin-Off from qualifying as a tax-free transaction under Sections 355, 368(a) and 361 of the Code to Old LMC, Liberty Media, each of their respective subsidiaries at the effective time of the LMC Spin-Off, and the holders of Old LMC common stock who received shares of Liberty Media common stock pursuant to the LMC Spin-Off;

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  would be inconsistent with or prohibit the Starz Conversion from qualifying as a tax-free reorganization under Section 368(a)(1)(E) to Old LMC, each of its subsidiaries at the effective time of the Starz Conversion, and the Old LMC stockholders who received Liberty Capital common stock pursuant to the Starz Conversion (except with respect to cash received in lieu of fractional shares);

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  would be inconsistent with or prohibit the Old LMC Split-Off from qualifying as a tax-free transaction under Sections 355, 368(a) and 361 of the Code to Liberty Interactive, each of its subsidiaries immediately prior to the effective time of the Old LMC Split-Off and the holders of Liberty Interactive's Liberty Capital common stock and Liberty Starz common stock who received shares of Liberty Capital common stock and Liberty Starz common stock, respectively, pursuant to the Old LMC Split-Off;

  •
  would be inconsistent with, or otherwise cause any person to be in breach of, any representation, covenant, or material statement made in connection with obtaining any private letter ruling (if applicable) or tax opinion relating to the U.S. federal income tax consequences of the LMC Spin-Off, the Starz Conversion, or the Old LMC Split-Off; or

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  would be inconsistent with, or otherwise cause any person to be in breach of, any representation or covenant made in the Liberty Interactive Tax Sharing Agreement.

        Further, each party is restricted from taking any position for tax purposes that is inconsistent with the private letter ruling or the tax opinions obtained in connection with the LMC Spin-Off.

        The parties must indemnify each other for taxes and losses allocated to them under the tax sharing agreement and for taxes and losses arising from a breach by them of their respective covenants and obligations under the tax sharing agreement. Under the tax sharing agreement, Starz also assigned to Liberty Media Starz's right to receive any indemnification payment (or any related rights) under the Liberty Interactive Tax Sharing Agreement to the extent those rights relate to taxes or losses allocated to Liberty Media under the tax sharing agreement that Liberty Media has paid.

        Notwithstanding the tax sharing agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods prior to the LMC Spin-Off in which Liberty Media (or its subsidiaries) have been included in Old LMC's consolidated group or another company's consolidated group, Liberty Media (or its subsidiaries) could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, Liberty Media would generally be entitled to be indemnified by Starz for tax liabilities allocated to Starz under the tax sharing agreement.

  Starz Services Agreement

        In connection with the Spin-Off, our company entered into a services agreement with Starz, pursuant to which, following the LMC Spin-Off, our company provides Starz with specified services, including:

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  insurance administration and risk management services;

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  other services typically performed by our company's legal, investor relations, tax, accounting and internal audit departments; and

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  such other services as our company may obtain from its officers, employees and consultants in the management of its own operations that Starz may from time to time request or require.

In addition, Starz provides to our company certain technical and information technology services (including management information systems, computer, data storage network and telecommunications services). This services agreement is different from the services agreement we have with Liberty Interactive which is discussed throughout.

        Starz will make payments to our company under the services agreement based upon a portion of our company's personnel costs (taking into account wages and benefits) of our company's officers and employees who are expected to provide services to Starz including officers of our company who will also act as officers of Starz. These personnel costs will be comparable to those arrived at on an arm's length basis and will be based upon the allocated percentages of time spent by company personnel performing services for Starz under the services agreement. Starz will also reimburse our company for direct out-of-pocket costs incurred by our company for third party services provided to Starz. Our company and Starz will evaluate all charges for reasonableness semi-annually and make adjustments to these charges as the parties mutually agree upon. Based upon the personnel costs of the affected company personnel and Starz's anticipated percentage usage thereof, in each case, prior to the LMC Spin-Off, the fees payable to our company for the first year of the services agreement are expected to be approximately $2 million. To the extent Starz provides services to our company or incurs expenses in connection with the provision of such services, the company will reimburse Starz in a manner similar to which Starz will reimburse our company under the services agreement.

        The services agreement will continue in effect until the close of business on the third anniversary of the LMC Spin-Off, unless earlier terminated (a) by Starz at any time on at least 30 days' prior written notice, (2) by our company upon written notice to Starz following a change in control or certain bankruptcy or insolvency-related events affecting Starz or (3) by Starz, upon written notice to our company, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events.

  Facilities Sharing Agreements

        On January 11, 2013, Starz entered into a three-year facilities sharing agreement with Liberty Property Holdings, Inc. (which, following the LMC Spin-Off, is a subsidiary of our company, LPH), pursuant to which, following the LMC Spin-Off, Starz will share office facilities with our company located at 12300 Liberty Boulevard, Englewood, Colorado. Starz will pay a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of Starz. The facilities sharing agreement will continue in effect until the close of business on the third anniversary of the LMC Spin-Off, unless earlier terminated (1) by Starz at any time on at least 30 days' prior written notice, (2) by LPH upon written notice to Starz following a default by Starz of any of its material obligations under the facilities sharing agreement, which default remains unremedied for 30 days after written notice of such default is provided, (3) by Starz upon written notice to LPH, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events or (4) by LPH upon written notice to Starz, following certain changes in control of Starz or Starz being the subject of certain bankruptcy or insolvency-related events.

  Aircraft Time Sharing Agreements

        In connection with the LMC Spin-Off, we entered into two aircraft time sharing agreements with Starz concerning each of two aircraft that, pursuant to each aircraft time sharing agreement, are owned by our company. Each aircraft time sharing agreement provides that we will lease the aircraft to Starz and provide a fully qualified flight crew for all operations on a periodic, non-exclusive time-sharing basis. Starz will pay us an amount equal to 200% of the actual expenses for fuel for each flight conducted under each aircraft time sharing agreement (which is estimated to be a de minimus amount for the first year under both aircraft time sharing agreements). The aircraft time sharing agreements will continue in effect until the close of business on the first anniversary of the LMC Spin-Off, and then will be automatically renewed on a month-to-month basis, unless terminated earlier by either party upon at least 30 days' prior written notice.

  Lease Agreement For Starz Building

        As part of the internal restructuring conducted in order to effect the LMC Spin-Off, the Starz, LLC headquarters building was contributed to LPH. On January 11, 2013, LPH entered into a ten year lease agreement with Starz, LLC. This lease agreement provides for successive five year renewal periods at the option of Starz, LLC and provides for termination by LPH in the case of certain events, including a change in control of our company or Starz, LLC.

        These descriptions are qualified in their entirety by reference to the full text of the LMC Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to Starz's Current Report on Form 8-K filed with the SEC on January 17, 2013.

 STOCKHOLDER PROPOSALS

        This proxy statement relates to our annual meeting of stockholders for the calendar year 2013 which will take place on June 4, 2013. We currently anticipate that our annual meeting of stockholders for the calendar year 2014 (the 2014 annual meeting) will be held during the second quarter of 2014. In order to be eligible for inclusion in our proxy materials for the 2014 annual meeting, a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 20, 2013 unless a different date is determined and announced in connection with the actual scheduling of the 2014 annual meeting. If the 2014 annual meeting takes place within 30 days before or after June 4, 2014 (the anniversary of the 2013 annual meeting), to be considered for presentation at the 2014 annual meeting, a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address on or before the close of business on April 7, 2014. If the 2014 annual meeting takes place outside of the foregoing 60 day window, to be considered for presentation at the 2014 annual meeting, a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2014 annual meeting is communicated to stockholders or public disclosure of the date of the 2014 annual meeting is made, whichever occurs first.

        All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.

ADDITIONAL INFORMATION

        We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the Annual Report without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

ANNEX A

LIBERTY MEDIA CORPORATION 2013 INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN; EFFECTIVE DATE

        1.1    Purpose.    The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

        1.2    Effective Date.    The Plan shall be effective as of the Distribution Date.

ARTICLE II

DEFINITIONS

        2.1    Certain Defined Terms.    Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Account" has the meaning ascribed thereto in Section 8.2.

          "Affiliate" of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Cash Award" means an Award made pursuant to Section 9.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been preestablished by the Committee.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Media Corporation (f/k/a Liberty Spinco, Inc.), a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Distribution Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Distribution" means the distribution by Starz (f/k/a Liberty Media Corporation) to the holders of its common stock of all of the issued and outstanding shares of Common Stock.

          "Distribution Date" means the date on which the Distribution occurs.

          "Dividend Equivalents" means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by Pink OTC Markets Inc., or (ii) for all other purposes under this Plan, the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by Pink OTC Markets Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under the Plan.

          "Option" means a stock option granted under Article VI.

          "Performance Award" means an Award made pursuant to Article IX of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

          "Performance Objective" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Media Corporation 2011 Incentive Plan.

          "Restricted Shares" means shares of any series of Common Stock awarded pursuant to Section 8.1.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or the equivalent value in cash, which right is subject to a Restriction Period or forfeiture provisions.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III

ADMINISTRATION

        3.1    Committee.    The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

        3.2    Powers.    The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

        3.3    Interpretation.    The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 25,000,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. Except for Awards described in Section 10.1, no Person may be granted in any calendar year Awards covering more than 8,000,000 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No Person shall receive payment for Cash Awards during any calendar year aggregating in excess of $10 million.

        4.2    Adjustments.

          (a)   If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

          (b)   Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable.

          (c)   No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

ARTICLE V

ELIGIBILITY

        5.1    General.    The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such Persons who are employees (including officers and directors) of or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

        5.2    Ineligibility.    No member of the Committee, while serving as such, shall be eligible to receive an Award.

ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2    Option Price.    The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3    Term of Options.    Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years.

        6.4    Exercise of Options.    An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5    Manner of Exercise.

          (a)    Form of Payment.    An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

          (b)    Value of Shares.    Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)    Issuance of Shares.    The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.6    Nontransferability.    Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VII

SARS

        7.1    Grant of SARs.    Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2    Tandem SARs.    A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3    Free Standing SARs.    Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years.

        7.4    Consideration.    The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5    Limitations.    The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6    Exercise.    For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

        7.7    Nontransferability.    Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and (ii) except as otherwise required pursuant to a Domestic Relations Order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VIII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Shares.    Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2    Issuance of Restricted Shares.    An Award of Restricted Shares shall be registered in a book entry account (the "Account") in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any certificates representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Any such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        8.3    Restrictions with Respect to Restricted Shares.    During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares)

until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder's interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4    Grant of Restricted Stock Units.    Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.

        8.5    Restrictions with Respect to Restricted Stock Units.    Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.

        8.6    Issuance of Restricted Stock Units.    Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

        8.7    Cash Payments.    In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.8    Completion of Restriction Period.    On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Award related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A of the Code.

ARTICLE IX

CASH AWARDS AND PERFORMANCE AWARDS

        9.1    Cash Awards.    In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

        9.2    Designation as a Performance Award.    The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Restricted Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.

        9.3    Performance Objectives.    The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, the Company as a whole, or any entity or entities to which the Company or Subsidiaries of the Company are providing services, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); operating income before depreciation and amortization (OIBDA); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

        9.4    Section 162(m) of the Code.    Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.

        9.5    Waiver of Performance Objectives.    The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE X

GENERAL PROVISIONS

        10.1    Acceleration of Awards.

          (a)    Death or Disability.    If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.

          (b)    Approved Transactions; Board Change; Control Purchase.    In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the

  Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

        10.2    Termination of Employment.

          (a)    General.    If a Holder's employment shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's employment for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder's employment for any reason, other than for cause, shall be prescribed in the applicable Agreement.

          (b)    Termination for Cause.    If a Holder's employment with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for "cause" during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, "cause" shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for "cause" shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder's rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.

          (c)    Miscellaneous.    The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

        10.3    Right of Company to Terminate Employment.    Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

        10.4    Nonalienation of Benefits.    Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.

        10.5    Written Agreement.    Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).

        10.6    Designation of Beneficiaries.    Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

        10.7    Termination and Amendment.

          (a)    General.    Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

          (b)    Modification.    No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        10.8    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

        10.9    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

        10.10    Nonexclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        10.11    Exclusion from Pension and Profit-Sharing Computation.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

        10.12    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        10.13    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        10.14    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.

        10.15    Legends.    Any certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        10.16    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

        10.17    Section 409A.    It is the intent of the Company that Awards under this Plan comply with the requirements of, or be exempt from the application of, Section 409A of the Code and related regulations and United States Department of the Treasury pronouncements ("Section 409A"), and the provisions of this Plan will be administered, interpreted and construed accordingly. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A, that Plan provision or Award will be construed or reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Holder's rights to an Award.

ANNEX B

LIBERTY MEDIA CORPORATION
2013 NONEMPLOYEE DIRECTOR INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN

        1.1    Purpose.    The purpose of the Plan is to provide a method whereby eligible Nonemployee Directors of the Company may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses and increasing their personal interest in the continued success and progress of the Company. The Plan is also intended to aid in attracting Persons of exceptional ability to become Nonemployee Directors of the Company.

ARTICLE II

DEFINITIONS

        2.1    Certain Defined Terms.    Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Account" has the meaning ascribed thereto in Section 8.2.

          "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, or an agreement evidencing more than one type of Award, specified in Section 10.4, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation, or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation, or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Restricted Stock Units and/or cash under this Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Media Corporation (f/k/a Liberty Spinco, Inc.), a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Company, any Subsidiary of the Company, or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Distribution Date, and (b) the respective family members, estates, and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

          "Director Compensation" means the annual retainer and meeting fees, and any other regular cash compensation payable by the Company to a Nonemployee Director for service on the Board.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Distribution" means the distribution by Starz (f/k/a Liberty Media Corporation) to the holders of its common stock of all of the issued and outstanding shares of Common Stock.

          "Distribution Date" means the date on which the Distribution occurs.

          "Dividend Equivalents" means, with respect to Restricted Stock Units, to the extent specified by the Board only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder.

          "Effective Date" means the Distribution Date.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by Pink OTC Markets Inc., or (ii) for all other purposes under this Plan, the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by Pink OTC Markets Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Board on the basis of such quotations and other considerations as the Board deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under this Plan.

          "Nonemployee Director" means an individual who is a member of the Board and who is not an employee of the Company or any Subsidiary.

          "Option" means a stock option granted under Article VI.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Media Corporation 2013 Nonemployee Director Incentive Plan.

          "Restricted Shares" means shares of any series of Common Stock awarded pursuant to Section 8.1.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or the equivalent value in cash, which right is subject to a Restriction Period or forfeiture provisions.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital, or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III

ADMINISTRATION

        3.1    Administration.    The Plan shall be administered by the Board, provided that it may delegate to employees of the Company certain administrative or ministerial duties in carrying out the purposes of the Plan.

        3.2    Powers.    The Board shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, and/or Stock Units under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Board in making an Award may provide for the granting or issuance of additional, replacement, or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Board shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing, and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Board may take into account such factors as the Board in its discretion deems relevant.

        3.3    Interpretation.    The Board is authorized, subject to the provisions of the Plan, to establish, amend, and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Board, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Board shall be liable for any action or determination made or taken by such member or the Board in good faith with respect to the Plan.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to the provisions of this Article IV, the maximum number of shares of Common Stock (i) which may be issued in lieu of Director Compensation pursuant to Section 9.1 and (ii) with respect to which Awards may be granted during the term of the Plan shall be 1,500,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the

Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price.

        4.2    Adjustments.

          (a)   If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Board determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, in such manner as the Board, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Board may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

          (b)   Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable.

          (c)   No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

ARTICLE V

ELIGIBILITY

        5.1    General.    The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such Persons who are Nonemployee Directors as the Board shall select. Awards may be made to Nonemployee Directors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

        5.2    Ineligibility.    No Person who is not a Nonemployee Director shall be eligible to receive an Award.

ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the limitations of the Plan, the Board shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2    Option Price.    The price at which shares may be purchased upon exercise of an Option shall be fixed by the Board and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3    Term of Options.    Subject to the provisions of the Plan with respect to death, retirement and termination of service, the term of each Option shall be for such period as the Board shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years.

        6.4    Exercise of Options.    An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5    Manner of Exercise.

          (a)    Form of Payment.    An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Board may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.8 shall be determined by the Board and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Board deems appropriate.

          (b)    Value of Shares.    Unless otherwise determined by the Board and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)    Issuance of Shares.    The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.8, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Board and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.6    Nontransferability.    Unless otherwise determined by the Board and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VII

SARS

        7.1    Grant of SARs.    Subject to the limitations of the Plan, SARs may be granted by the Board to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Board shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible Nonemployee Director (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2    Tandem SARs.    A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Board and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3    Free Standing SARs.    Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Board and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years.

        7.4    Consideration.    The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Board shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5    Limitations.    The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Board may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6    Exercise.    For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Board and provided in the applicable Agreement).

        7.7    Nontransferability.    Unless otherwise determined by the Board and provided in the applicable Agreement, (i) SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and (ii) except as otherwise required pursuant to a Domestic Relations Order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VIII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Shares.    Subject to the limitations of the Plan, the Board shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Board shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Board pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2    Issuance of Restricted Shares.    An Award of Restricted Shares shall be registered in a book entry account (the "Account") in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any certificates representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Any such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        8.3    Restrictions with respect to Restricted Shares.    During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Board may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers, and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Board and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Board may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions or such Holder's interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4    Grant of Restricted Stock Units.    Subject to the limitations of the Plan, the Board shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Board may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Board pursuant to this Section 8.4 shall be specified in the applicable Agreement.

        8.5    Restrictions with Respect to Restricted Stock Units.    Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Board at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.

        8.6    Issuance of Restricted Stock Units.    Restricted Stock Units shall be issued at the end of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Board may specify in the Agreement.

        8.7    Cash Payments.    In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms, and conditions as shall be prescribed by the Board in the Agreement and shall be in addition to any other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.8    Completion of Restriction Period.    On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms, and conditions, (a) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (b) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Board may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Board in accordance with such rules and regulations, including any deadline for the making of such an election, as the Board may provide, and shall be made in compliance with Section 409A of the Code.

ARTICLE IX

STOCK AWARDS IN LIEU OF CASH DIRECTOR FEES

        9.1    General.    Each Nonemployee Director shall have the option to elect to receive shares of one or more series of Common Stock, as prescribed by the Board, in lieu of all or part of the Director Compensation otherwise payable by the Company during each calendar quarter. Subject to any applicable Purchase Restriction as described in Section 9.3, to the extent a Nonemployee Director has elected in writing to receive stock in lieu of Director Compensation, such Nonemployee Director will receive shares of Common Stock on the last day of the calendar quarter for which the Director Compensation was earned. The Director Compensation shall be converted to a number of shares of Common Stock equal in value to such Director Compensation based on the Fair Market Value of such shares on the last day of the calendar quarter for which the Director Compensation would otherwise be payable to the Nonemployee Director, with any fractional shares paid in cash. For this purpose, if the last day of the calendar quarter is not a trading day, then Fair Market Value shall be determined as of the next succeeding trading day. Any shares issued in lieu of Director Compensation shall be issued free of all restrictions except as required by law.

        9.2    Timing of Election.    A Nonemployee Director's election pursuant to Section 9.1 must be made no later than the 30th calendar day (or such other day as the Board may prescribe) prior to the end of the calendar quarter to which the election applies in accordance with the procedures established by the Board. Once an election is made with respect to a particular calendar quarter, it may not be withdrawn or substituted unless the Board determines, in its sole discretion, that the withdrawal or substitution is occasioned by an extraordinary or unanticipated event.

        9.3    Election Void During Restricted Period.    If, on the date shares would be purchased pursuant to an election under Section 9.1, there is in place any restriction under applicable law (including a blackout period under the Sarbanes-Oxley Act of 2002) or the rules of the principal national securities exchange on which shares of the applicable series of Common Stock are traded (a "Purchase Restriction") which would prohibit the Nonemployee Director from making such a purchase, then such shares shall be purchased on the first trading day following the lapse or removal of the Purchase Restriction based on the Fair Market Value of the shares on such trading day.

        9.4    Conditions.    Nothing contained herein shall preclude the Board, in its sole discretion, from imposing conditions on any election made under Section 9.1, including the conditions described in Section 9.3.

ARTICLE X

GENERAL PROVISIONS

        10.1    Acceleration of Awards.

          (a)    Death or Disability.    If a Holder's service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.

          (b)    Approved Transactions; Board Change; Control Purchase.    In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Board may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Board, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash, or other assets into or for which the applicable series of Common Stock may be changed, converted, or exchanged in connection with the Approved Transaction.

        10.2    Termination of Service.

          (a)    General.    If a Holder's service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2), in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Board and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's service for cause will be treated in accordance with the provisions of Section 10.2(b).

          (b)    Termination for Cause.    If a Holder's service on the Board shall be terminated by the Company during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units, or prior to any Option or SAR becoming exercisable or being exercised in full, for "cause"

  (for these purposes, cause shall include, but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind, and the refusal to perform such Holder's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Board and provided in the applicable Agreement, (i) all Options and SARs held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.

        10.3    Nonalienation of Benefits.    Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the Person entitled to such benefits.

        10.4    Written Agreement.    Each Award under the Plan shall be evidenced by a written agreement, in such form as the Board shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares or Restricted Stock Units shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Board as contemplated by Section 10.6(b).

        10.5    Designation of Beneficiaries.    Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Board on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

        10.6    Termination and Amendment.

          (a)    General.    Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Board.

          (b)    Modification.    No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal, or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.6(a)), the Board may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.6(b) shall be construed to prevent the Board from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Board may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        10.7    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

        10.8    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state, and local tax withholding requirements. Federal, state, and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units, as appropriate, may, in the discretion of the Board, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Board shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Board for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state, or local taxes of any kind required to be withheld by the Company with respect to such Award.

        10.9    Nonexclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        10.10    Exclusion from Other Plans.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program, or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company. Director Compensation elected to be received in the form of stock in lieu of cash shall be treated as regular compensation for purposes of any Director retirement or life insurance plan.

        10.11    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in

Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        10.12    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        10.13    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.8.

        10.14    Legends.    Any certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Board deems necessary or appropriate to reflect or refer to any terms, conditions, or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        10.15    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations, or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell, or otherwise dispose of all or any part of its business or assets.

        10.16    Section 409A.    It is the intent of the Company that Awards under this Plan comply with the requirements of, or be exempt from the application of, Section 409A of the Code and related regulations and United States Department of the Treasury pronouncements ("Section 409A"), and the provisions of this Plan will be administered, interpreted and construed accordingly. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A, that Plan provision or Award will be construed or reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Holder's rights to an Award.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01MT3B 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4. 2. A proposal to adopt the Liberty Media Corporation 2013 Incentive Plan. 3. A proposal to adopt the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - John C. Malone 02 - Robert R. Bennett 1. Election of Directors: For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 4. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013. For Against Abstain 03 - M. Ian G. Gilchrist For Withhold MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 6 2 4 0 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 4, 2013 Vote by Internet • Go to www.envisionreports.com/LMCA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 4, 2013 The undersigned hereby appoint(s) Richard N. Baer and Christopher W. Shean, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 10:45 a.m., local time, on June 4, 2013, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, CO 80112, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE Proxy — LIBERTY MEDIA CORPORATION qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

www.envisionreports.com/LMCA Step 1: Go to www.envisionreports.com/LMCA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/LMCA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 01MT5B + + Important Notice Regarding the Availability of Proxy Materials for the Liberty Media Corporation Stockholder Meeting to be Held on June 4, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 21, 2013 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 1 6 2 4 0 6 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/LMCA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Liberty Media Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 21, 2013. . Stockholder Meeting Notice Liberty Media Corporation’s Annual Meeting of Stockholders will be held on June 4, 2013 at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112, at 10:45 a.m., local time. For directions to the Annual Meeting of Stockholders (where you may vote in person), please call the corporate offices of Starz at (720) 852-7700. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. 1. ELECTION OF DIRECTORS Nominees: 01 - Mr. John C. Malone 02 - Mr. Robert R. Bennett 03 - Mr. M. Ian G. Gilchrist 2. A proposal to adopt the Liberty Media Corporation 2013 Incentive Plan. 3. A proposal to adopt the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan. 4. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2013. PLEASE NOTE – THIS NOTICE IS NOT A PROXY CARD AND ACCORDINGLY YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01MT5B